                  Annual Report
                  for the year ended December 31, 1999

                  MMA Praxis
                  Mutual Funds

                  Intermediate Income Fund
                  Growth Fund
                  International Fund
[Logo of MMA]

                                                                        Message
                                                                           From
                                                                            The
                                                                      President





Dear MMA Praxis Shareholders:

Financial markets in review

A booming U.S. economy and solid increases in corporate earnings lifted the U.S. stock market to record highs again in 1999. Higher interest rates dampened bond fund returns which suffered their second-worst year since 1973, and the worst since 1994. The European markets lead a stunning recovery benefiting international investors. Driving this performance was a slew of mergers and acquisitions that helped propel stock prices.

The following are some of the highlights from 1999's topsy-turvy markets:

 .  For once, the S&P 500 didn't steamroll the entire market. The index rose
   19.5 percent for the year--well ahead of its 12 percent historical average--but a lot closer to normality than the 30 percent annualized returns from 1995 through 1998.

 . The U.S. market showed a clear-cut pattern in 1999: the more risk taken, the greater your reward. Internet companies, many, who have never generated a penny of profit, had their stock prices driven to stratospheric levels. Investors who bought shares in these young, riskier companies fared much better than those who stuck to a more conservative path.

 . Big stocks outperformed small stocks in 1999 and growth stocks again trounced their value counterparts. The growth/value gap was due primarily to the incredible performance of technology stocks, most of which are classified as growth. Within the S&P 500 Index, technology stocks gained 75 percent for the year.

 . Rapid economic growth in the U.S. economy was a help to the stock market but held back bond returns. Investors worried that low unemployment and growth of the economy above 3 percent would cause wages and prices to accelerate. Indeed, inflation did rise a bit, although the CPI was up only a relatively modest 2.7 percent for the year.

 . In the major developed international markets, U.S. investors were rewarded with incredible gains in their stock portfolios. According to Morningstar, the average foreign stock fund generated a return of 44.3 percent in 1999. In addition to the merger and acquisition activity mentioned previously, expanding business activity, increased consumer spending by Europeans and a generally relaxed monetary policy fueled these spectacular gains.

 . The NASDAQ Composite Index, which is intended to reflect the entire NASDAQ market (4764 number of stocks) finished the year with a previously unthinkable gain of 85.6 percent. The index's return was driven by a few hundred large technology stocks with more than half of its gain coming after Nov. 3, when the index passed 3,000. Never before had any U.S. stock index posted a better return.

 . Even though all the major indices achieved new highs in 1999, many stocks experienced negative returns. Indeed, 62 percent of the companies listed on the New York Stock Exchange declined in 1999 while 50 percent of NASDAQ's listings dropped in value. Twenty-eight percent of S&P 500 stocks fell also.

 . Finally, in reviewing highlights of 1999, one needs to mention the explosive growth in on-line trading. Merrill Lynch, the largest full-service brokerage firm in the U.S. under pressure from successful electronic brokers E*trade and Charles Schwab Corp. kicked off discounted Web trading. This move by a premier brokerage firm helped validate the concept of do-it-yourself investing. Consulting firm Forrester Research in Cambridge,

                                                                        Message
                                                                           From
                                                                            The
                                                                    President--
                                                                      continued





 M.A., estimates that on-line brokerage accounts will grow to 20.4 million in 2003, up from just 5.4 million at the end of 1999. Nearly 16 percent of all stock trades are now placed over the Internet. The debate rages on whether this trend will forever change the landscape of individual investing.

All-in-all, 1999 was a stellar bull market with the riskiest stocks reaping the biggest rewards. But investors who are not willing to stomach the falls that go along with the lofty highs are ill-advised to chase these volatile stocks or the mutual funds that buy them. There are plenty of safer, well-managed companies that have been out of favor with the market that hold tremendous opportunities for the patient investor. Several of these companies will be reviewed later in this report.

MMA Praxis Growth Fund

The Growth Fund generated a return of 12.2 percent for the year 1999. This is in line with the historical average annual return for common stocks, even though we trailed the average return for our benchmark peer group (as defined by Morningstar Large-Cap Blended Investment Style). The long-term performance of the Growth Fund can be found on page 10. Additional details on the Fund's 1999 performance, including an in-depth look at several important holdings, can be found on page 9.

Because of the frenzied nature of investing today--primarily the result of information overload, instantaneous transmission of that information, intense competition among professionals for superior short-term performance and the relatively low average experience level of investors--stocks are much more volatile than they have been at nearly any time in the past. Prices go to greater extremes on both the upside and the downside. This can be unnerving, causing many investors to sell when they should buy and buy when they should sell. However, the volatility does provide wonderful opportunities to make favorable buy decisions for those who are willing to take a long-term view.

However, in the short run, stocks still get run up and pushed down on the basis of swings in investor psychology. In the long run, however, the prices of individual stocks and the market as a whole are still determined by earnings growth. The most important task of professional money managers is to harness the power of these factors to make profitable buy and sell decisions. The Growth Fund portfolio managers focus their energies on meeting these challenges.

In the current market environment where "investing for the long run," means next week, focusing on long-term fundamentals and current valuation is more important than ever before.

You can be assured that the portfolio management team leading MMA Praxis Growth Fund manages your fund with these considerations. We remain confident that this style of investing will reward the patient, long-term investor in this fund.

MMA Praxis Intermediate Income Fund

The Intermediate Income Fund finished the year with a return of -1.9 percent. This is within .5 percent of the Fund's Morningstar peer category. Further details about the Intermediate Income Fund's performance can be found on page 7.

The run-up in stock values has shifted many investors' allocations towards stocks, resulting in a portfolio that is inconsistent with the original risk tolerant objectives of the investor.

                                                                        Message
                                                                           From
                                                                            The
                                                                    President--
                                                                      continued






By moving some dollars out of stocks and into bonds, investors can rebalance their portfolios, achieving two important goals:

 1. Protect stock market profit. Stock market investments have returned substantial profits over the past few years. Investors can lock in some of these profits by selling stock holdings and reinvesting the money in a more conservative asset class like bonds.

 2. Reduce risk. An overexposure to stocks means an investor's risk level has increased. Rebalancing can bring risk back down to the investor's targeted allocation range.

MMA Praxis International Fund

The International Fund recorded an impressive return of 42.0 percent for 1999. This is well above its passive benchmark, the MSCI EAFE Index/1/ and slightly below its Morningstar peer category average.

The international markets enjoyed very favorable returns in 1999. The reasons for these stellar returns were noted in my opening remarks. Additional commentary from the portfolio manager provides further explanation for the Fund's outstanding results and is found on page 11.

Investors would be well advised to consider adding international equity funds to their investment portfolios. Expanding the set of asset classes in a portfolio to include international stocks can improve the risk and return trade-off of investment opportunity. Your financial planner can assist you in selecting an optimal percentage of international securities for your portfolio.

Other fund highlights

 1. Roll-out of MMA Praxis Money Market Fund/2/. This new fund offering was made available in the fourth quarter. It is designed for investors who have short-term investment needs or want a portion of their portfolio sheltered from the volatility of the capital markets. For more information, contact your financial advisor or call 1-800-503-0905.

 2. MMA was cited by SocialFunds.com in an article titled The Five Biggest Social Investing Stories of 1999. MMA was noted for its activities in community development investing. It was noted that President Clinton's high profile "poverty-tour" included a visit to the south Phoenix, AZ area where MMA has targeted investments in several community development projects. We were pleased that the President's initiative brought nationwide attention to the economic need and opportunities in many communities. It's gratifying to know that these situations offer win-win opportunities for both communities and investors in MMA Praxis Funds.
---------
/1/The MSCI EAFE Index is an unmanaged index, generally representative of International stocks. This index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees.

/2/MMA Praxis Money Market Fund refers to the MMA Praxis class of Pax World Money Market Fund. Reich & Tang Distributors, Inc.

                                                                        Message
                                                                           From
                                                                            The
                                                                    President--
                                                                      continued






Conclusion

Please make sure to read the Question and Answer section found on page 16. Feel free to submit your own questions to me at johnll@mma-online.org. Also, be sure to read the report on page 15 from Mark Regier, MMA's director of socially responsible investing (SRI), for an in-depth report on MMA's SRI activities.

We remain grateful for the trust and confidence you have demonstrated in MMA Praxis Mutual Funds. We take this responsibility seriously and will endeavor to generate both financial and social returns on your investments.

Thank you for allowing us to partner with you in meeting your financial planning goals.

Sincerely,

/s/ John L. Liechty
John L. Liechty, ChFC
President, MMA Praxis Mutual Funds

MMA Praxis Mutual Funds

MMA Praxis Intermediate Income Fund


1999 was a difficult year for bonds as interest rates rose. The 10-year Treasury yield began the year at 4.65 percent. 12 months later that rate had risen to over 6.40 percent. This increase of over 1 3/4 percent caused bond prices to decline significantly. The price decline more than offset the interest coupons causing returns to be negative for all but very short maturity securities.

For the year, the Fund fell 1.9 percent which trailed the -.82 percent return for the Lehman Aggregate Bond Index/1/ and the 1.31 percent loss seen in the Lipper Intermediate Investment Grade Bond Fund Average Index./2/

Some of our best performing bonds in 1999 were Small Business Administration pools. These bonds represent loans to small businesses that have difficulty finding credit and yet carry a U.S. Government guarantee.

In order to take advantage of broader investment opportunities, the MMA Praxis Intermediate Income Fund has the ability to add a limited amount of high-yield bonds to the portfolio. As of year-end about three percent of the portfolio was in high yield bonds. One such holding, CSC Holding, Inc., did particularly well as it improved enough to be considered a candidate for an upgrade to investment grade. CSC Holding is a major cable television company in New York City. The Company has benefited from strong demand for high speed Internet access, a service which it is now able to provide.

Analyzing market spreads and coupon rates is important to our Fund's performance, but equally important is balancing those financial issues with our broad social concerns. Several holdings in our portfolio are worth a mention./3/

Enron

Enron is among the most active U.S. energy companies in the solar and wind power fields. Enron is also one of the most aggressive natural gas producers in the world. The development and operation of energy services and the marketing involved in natural gas and electricity make up 88 percent of Enron's revenues. Natural gas is seen as having significant environmental benefits over electricity produced from coal, oil, or nuclear sources.

Fortune magazine has praised Enron for its long-term efforts in deregulating the natural gas and electricity industries. Enron is headquartered in Houston where it promotes a program called Wild @ Work. The Wild @ Work program matched a conservation education grant from the National Fish and Wildlife Foundation. The Environmental Institute of Houston received these grants, and the money will benefit the Sam Houston Park in downtown Houston. Enron also supports literacy through its Prescription for Reading literacy program in partnership with the University of Texas. This program promotes parents reading to their children each night.

Federal Express

Federal Express is the world's #1 express transport company and it delivers more than 3 million packages to over 210 countries every working day. Federal Express has revenues of $14 billion a year and it employs 150,000 people worldwide.

---------
/1/The Lehman Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's Investor's Service, Standard and Poor's(C) Corporation, or Fitch Investor's Service with at least one year to maturity.
/2/The Lipper Intermediate Investment Grade Bond Fund Index includes funds that invest at least 65% of its assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years. These indices are for illustrative purposes only and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees.
/3/The Fund's portfolio composition is subject to change.

MMA Praxis Mutual Funds

Federal Express has a very strong volunteer program where "eight autonomous Corporate Neighbor Teams work in conjunction with a Community Relations Council to address community needs for assistance." Federal Express has an alliance with the American Red Cross that involves monetary donations and express delivery of goods to disaster sites and much more. In July 1999, Fortune magazine along with the Council on Economic Priorities named Federal Express on its list of the "50 Best Places to Work for Asians, Blacks, and Hispanics." Federal Express is also on Fortune's "100 Best Companies to Work For" mainly because of its no-layoff policy and the openness between work groups and supervisors.

Harman International

Harman International designs and produces audio products for the consumer and professional markets. Its consumer industry is headed by such names as JBL and Infinity speakers. Harman's OEM group produces premium-branded car stereos used by BMW, Mercedes Benz, Toyota, and Daimler Chrysler.

Harman is a large promoter of employee involvement at all levels, and employees share in the benefits received from cost-savings ideas. Senior executives must spend a minimum of 10 days on the production line a year. The executives come in at 6:00 a.m. and complete a shift of work on the production line, and then they move on to do a full day of executive work. Harman has a no-layoff policy called Off Line Enterprises. Employees are cross-trained, workers who would be laid off are put onto other projects, and these workers keep their seniority, health benefits, and connection to the company.

Sun Microsystems

Sun Microsystems is the leading maker of Unix-based workstations, storage devices, and servers for powering corporate web sites. Sun started the Java programming language, which is a software program that runs unchanged on any computer. Computer systems and storage accounted for 81 percent of fiscal 1999 revenues.

Sun Microsystems is on Fortune's latest list of the "100 Best Companies to Work For" mainly because of its rooms specifically for rest or meditation and its excellent recreation facilities. Sun offers other things for employees such as showers and a secure "bicycle corral" for employees who bike to work. Its wellness facilities provide basketball courts, volleyball courts and fitness equipment for employees. Sun has made strong environmental efforts, which include a goal to recycle 60 percent of its office and manufacturing solid waste annually. Sun also has a program that designs environmentally responsible products and an energy efficiency program called "SMART office" which turns off electrical devices when these devices are not in use. Sun Microsystems was highly rated by Fortune in its list of "50 Best Places to Work for Asians, Blacks, and Hispanics." Sun was one of only two companies in Silicon Valley placed on this list. Sun has strong recruiting ties to three historically black colleges: Florida A&M University, Howard University, and Southern University.

As we look ahead into 2000, we see an environment of somewhat higher interest rates. Strong credit demands and rapid growth with increasingly limited resources, particularly labor, are causing markets to anticipate a less generous Fed. This in turn is causing interest rates to rise. If the economy slows modestly, we believe rates could fall. This should lead to much better bond returns.

Delmar King
MMA Praxis Intermediate Income Fund Manager

MMA Praxis Mutual Funds

                              [CHART APPEARS HERE]
                           Intermediate Income Fund
                        Value of a $10,000 Investment

                                Lipper Intermediate
                               Investment Grade Bond      Lehman Aggregate
                    Class B         Fund Index                Bond Index
  1/4/94            10,000            10,000                    10,000
12/31/94             9,590             9,679                     9,708
 6/30/95            10,680            10,677                    10,819
12/31/95            11,260            11,336                    11,501
 6/30/96            11,030            11,183                    11,361
12/31/96            11,510            11,725                    11,919
 6/30/97            11,760            12,070                    12,287
12/31/97            12,393            12,755                    13,068
 6/30/98            12,727            13,236                    13,583
12/31/98            13,196            13,759                    14,205
 6/30/99            13,061            13,565                    14,003
12/31/99            13,044            13,625                    14,089

                      Average Annual Total Return
                               12/31/99

                               1 Year              5 Year              Since Inception
                               -------             ------             ------------------
      Class A (no load)          --                  --                (5/12/99) (0.45)%
      Class A*                   --                  --                (5/12/99) (4.13)%
      Class B (no load)        (1.90)%             6.34%                 (1/4/94) 4.54%
      Class B**                (5.62)%             6.19%                 (1/4/94) 4.54%

      *Reflects 3.75% Sales Charge
     **Reflects Applicable Contingent Deferred Charge (Maximum 4.00%)

     Past performance is not indicative of future results. The investment return and principal value will fluctuate so that investors' shares, when redeemed, may be worth more or less than the original cost. CDSC reflects a deduction of a declining CDSC starting at 4.00 percent for the years illustrated.

     The Class B contingent deferred sales charge (CDSC) is not included in the above value of a $10,000 Investment graph since the performance is for more than 5 years and the CDSC would not longer apply.

     The Lehman Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's Investor's Service, Standard and Poor's(R) Corporation, or Fitch Investor's Service with at least one year to maturity. The Lipper Intermediate Investment Grade Bond Fund Index includes funds that invest at least 65% of its assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years. These indices are for illustrative purposes only and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. The total return set forth reflects a waiver of a portion of the fund's advisory or administrative fees. In such instances, and without waiver of fees, total return would have been lower.

     The performance of Class A could be greater or less than Class B based on the differences between sales loads and expenses.

MMA Praxis Mutual Funds

MMA Praxis Growth Fund

"Objects may be closer than they appear."

Look in the side view mirror of most cars, and what you see is not exactly what you get--you need to look through the windshield to safely navigate the road ahead. Unfortunately, history is the only certainty in the investment market. What was, was. What may be, might not be. Earlier in the year, we foresaw a shift in the market away from the large-cap growth focus to a broader market, which would recognize fair valuation. Though this view held for a portion of the year, the fourth quarter erased the headway that had been made.

1999's fourth quarter punctuated a repeat of 1998's narrowness. Remove the technology companies from the 1999 S&P 500 and you reduce a 21 percent advance to a paltry 2 percent gain. In fact, almost 60 percent of the stocks in the S&P lost ground in 1999. As a final exclamation point on the narrowness, the S&P is a cap-weighted index--the bigger the company, the more that company effects the return of the index. If each stock were equally weighted, the index return would have been only 3.1 percent.

Domestic diversification failed in 1999

Investors who declared big wins last year did so by concentrating their investments in the stock market and within a narrow band of size and sector-- large-cap and technology. If there was ever an example of placing all your eggs in one basket, this was it. MMA Praxis Growth Fund has always prided itself on respectable gains with a recognition of portfolio risk. Though none of our shareholders pocketed the 64 percent gains of the technology sector, neither were they subject to the risks of big losses.

Performance heads/1/ . . .

Though advances were narrowly based, especially in the fourth quarter, our shareholders did benefit from some solid stock selection. In July, we purchased a small, well-managed telephone company after it announced a major acquisition of a national fiber optics company. The company's name was Cincinnati Bell, recently renamed Broadwing, Inc. The company was able to capitalize on its expertise to take the underutilized assets of another company to a state-of-the-art broadband network company. The stock price went from $21 per share at the time of our purchase to almost $37 per share by year-end. Even after this significant 76 percent price increase, there remains more upside potential as this acquisition continues to unfold over the next few years.

Another good stock story was found in Electronics For Imaging (EFII). EFII was down by over 40 percent in the midst of problems announced by Lexmark International, an EFII competitor in the printing equipment business. When analyzing the company, we found no problems and decided to purchase the stock after the large decline in price. The stock was purchased while trading in the $36 to $37 range. By year-end, the stock price had recovered sharply to close at $58. The future continues to look bright for this company. This stock is a great example of how momentum investing can drive a stock's price lower than fair valuations would indicate.

 . . . and tails

With 60 percent of the market losing ground last year, we had our share of negative surprises. Xerox was one such holding to suffer the wrath of Wall Street. The stock is now off its 1999 high by 62 percent, and dropped 53 percent from August through December. The company is a well-recognized growth business, continues to be profitable, boasts a 3.7 percent dividend yield and is trading at 11 times future earnings. Though the first half of 2000 will represent a challenge for the company, the second half of the year should stabilize considerably. Some of Xerox's fourth quarter woes could be traced to the Y2K concerns, as a significant number of companies were curtailing equipment purchases until after the new year had been successfully ushered in.
---------
/1/The Fund's portfolio composition is subject to change.

MMA Praxis Mutual Funds

Newell Rubbermaid is a company, which illustrates our value bias to investing. After beginning the year at a stock price of just over $41, the stock was severely beaten down, ending 1999 at a price near $29.75. We felt that the market had overreacted to an acquisition early in the year and saw a mid-year opportunity to pick up some shares at $28. Though the calendar-year performance of this stock was negative, we felt our purchase to be timely. The company's quality management, cost-cutting measures and extension of its product lines will drive continued positive performance of the stock.

Outlook of 2000: The "I's" have it

As we stand here in the wee hours of a new year, Internet stocks and interest rates appear as though they will drive the investment markets for the year.

We continue to feel that the Internet stock bubble is bound to burst. Unfortunately, no one knows when. As the NASDAQ index hits new highs and the likes of YAHOO find their way in the S&P 500, one would think there is a legitimacy to this branch of technology. We whole heartedly agree that the technology is here to stay. What isn't here to stay are the dozens and dozens of Internet companies trading at levels hundreds of times ESTIMATED future earnings. (Note the vast majority of these companies have never seen a penny of profit. Even the mighty Amazon.com estimates its first profitable year to be five years into the future.) Instead of gambling on possible future profits, we continue to invest in the Internet's infrastructure through companies such as Hewlett Packard, Tellabs, Lucent Technologies, MCI Worldcom, Broadwing and Cisco Systems. While the consumers are deciding which Internet companies will survive, we'll choose to invest in the technology most Internet companies will have no choice but to use. Hewlett Packard and Cisco Systems have proven to be the leading sources for e-business answers.

When the Federal Reserve meets for the first time in the new year, all expectations are for an interest rate increase. Investment fundamentals tell us that as interest rates rise, bond prices decline. Higher interest rates also create competition to stock investing, as interest rates become more attractive to the investor. Though such rates are initiated as a mechanism for slowing economic growth, we do not anticipate an immediate nor profound effect on the stock market. We do feel that in the long run such rate increases will have a dampening effect on the equity markets' historic bull run. Such interaction between the bond and stock markets continues to be the basis for our value-oriented, diversified approach to stock investing, and our belief that an investor's portfolio should include both stocks and bonds.

A final word

It is very tempting to abandon our investment philosophy as Wall Street continues to overlook much of the good news from fundamental analysis. It would be so easy to simply follow the momentum and hop on the growth bandwagon, but a five-year growth market does not make for a complete paradigm shift in investing. We may nibble at these types of large-cap growth companies, but we continue to believe in our established philosophy of seeking value in well-established profitable companies. This philosophy will remain at the core of our decision making.

Keith D. Yoder, CFA
MMA Praxis Growth Fund Manager

MMA Praxis Mutual Funds

                              [CHART APPEARS HERE]
                                  Growth Fund
                        Value of a $10,000 Investment

                        CDSC           S&P 500             Domini 400
  1/4/94              10,000            10,000                10,000
12/31/94              10,026            10,132                10,018
 6/30/95              11,968            12,181                12,140
12/31/95              13,367            13,940                13,845
 6/30/96              14,025            15,349                15,238
12/31/96              15,488            17,141                17,125
 6/30/97              17,992            20,675                20,864
12/31/97              20,005            22,859                23,680
 6/30/98              21,112            26,908                28,160
12/31/98              21,197            29,392                31,853
 6/30/99              24,607            33,031                35,784
12/31/99              23,775            35,557                39,667

                      Average Annual Total Return
                               12/31/99

                               1 Year             5 Year               Since Inception
                               ------             ------             -------------------
      Class A (no load)          --                 --                (5/12/99)  (0.91)%
      Class A*                   --                 --                (5/12/99)  (6.10)%
      Class B (no load)        12.16%             18.85%                (1/4/94) 15.56%
      Class B**                 8.25%             18.75%                (1/4/94) 15.56%

      *Reflects 5.25% Sales Charge
     **Reflects Applicable Contingent Deferred sales Charge (Maximum
      4.00%)

     Past performance is not indicative of future results. The investment return and principal value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost. CDSC reflects a deduction of a declining CDSC starting at 4.00 percent for the years illustrated.

     The Class B contingent deferred sales charge (CDSC) is not included in the above value of the $10,000 investment graph since the performance is for more than 5 years and the CDSC would no longer apply.

     The S&P 500 Index and the Domini 400 Social Index are unmanaged indexes, generally representative of the stock market and the socially responsible investment market, respectively. These indices are for illustrative purposes only and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. The total return set forth reflects a waiver of a portion of the fund's advisory or administrative fees. In such instances, and without waiver of fees, total return would have been lower.

     The performance of Class A could be greater or less than Class B based on the differences between sales loads and expenses.

MMA Praxis Mutual Funds

MMA Praxis International Equity Fund

Full Year 1999 Comments

The MMA Praxis International Equity Fund outperformed its benchmark for the full year of 1999. It was up 42.00 percent compared to the MSCI EAFE Index/1/, which was up 26.96 percent (net dividends reinvested). The majority of this significant outperformance came during the second half of the year, where the portfolio gained 33.4 percent (versus the benchmark return of 22.1 percent) after only achieving 7.61 percent during the first half of the year. In the second half of the year, the portfolio benefited from being overweight in key markets in continental Europe and Japan (up 33.8 percent), and underweight in the U.K. (up 9.6 percent), which significantly lagged the EAFE index.

Country allocations/2/

For the full year, the fund was positively impacted by our overweight position in Japan (up 61.5 percent) and generally underweight positions in the U.K. (up
12.5 percent), Switzerland (down 7.0 percent) and Germany (up 20.0 percent). However, returns were held back by overweight positions in Italy (down 0.3 percent) and the Netherlands (up only 6.9 percent) and underweight positions in Hong Kong (up 59.5 percent) and Finland (up 152.6 percent.) Furthermore, maintaining an underweight position in emerging markets throughout the year was costly to performance, as the MSCI Emerging Market Free Index advanced a strong 63.7 percent.

The importance of stock selection/2/

As we have indicated all year, asset allocation decisions were eclipsed by stock selection decisions. Among the portfolio's largest positions, Vodafone advanced 52.2 percent, Mannesmann advanced 109.4 percent, and NTT DoCoMo more than tripled (up 365.7 percent.) Other important contributors to performance were Fuji Bank (up 163.1 percent), Rohm (up 356.1 percent), Sakura Bank (up
151.9 percent), KPN (up 93.9 percent), and Mediaset (up 90.5 percent.)

Since stock selection had such a significant impact on overall performance during the year, we thought it would be useful to highlight some of our larger holdings that contributed to these strong returns.

Fujitsu

Fujitsu is a leading PC manufacturer in Japan, with a multitude of products from software and semiconductors to telecommunication equipment. It is the major beneficiary of an increase in infrastructure spending on information technology and Internet and its flash memory division continues to benefit from strong worldwide cellular phone sales. Fujitsu owns Japan's largest Internet service provider, @Nifty, with over 3.5 million subscribers. The Japanese market is just starting to recognize beneficiaries of these fast growing markets and Fujitsu's management has embraced the Internet as a strategic driver.

Beyond Fujitsu's financials

Fujitsu's Chairman, Takuma Yamamoto, is a member of the International Advisory Board for the Alliance for Global Sustainability. The Alliance for Global Sustainability (AGS) "is a unique collaboration that provides a framework in which leaders in academic, business, governmental and non-governmental organizations build new knowledge about complex issues in order to reconcile environmental and economic concerns." As part of the AGS, faculty and students
---------
/1/The MSCI EAFE index is an unmanaged index, generally representative of international stocks. This index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees.
/2/The Fund's portfolio composition is subject to change.

MMA Praxis Mutual Funds
at three universities--The University of Tokyo, Swiss Federal Institute of Technology, and Massachusetts Institute of Technology (MIT) develop ideas and policies on global sustainability. The current areas of study are water and agriculture, energy for the 21st century, and mobility. Fujitsu has published an Environmental Activity Report since fiscal 1996. All of Fujitsu's principal overseas and domestic manufacturing affiliates have received the ISO 14001 certification. The ISO 14001 certification specifies requirements for a company's environmental management system. A few of the requirements are establishing an environmental policy, determining environmental impacts of products/services/activities, and planning measurable environmental targets and programs to meet these environmental targets. Fujitsu also belongs to a few voluntary EPA programs such as EPA Energy Star and the EPA Climate Wise. Both of these programs desire companies to examine the long-term environmental impacts of company decisions.

Vodafone Airtouch

Vodafone Airtouch is the world's largest mobile telecommunications company. The services of Vodafone Airtouch include selling and renting mobile phones, voice and text paging, and data transmission. Vodafone Airtouch started out being the leading cellular provider in the U.K. but over time has increased its mobile footprint with stakes in cellular companies in Europe, the U.S. and the Pacific Basin. As of year end, it was involved in a hostile takeover of the leading cellular operator in Germany: Mannesmann. It is crucial for Vodafone that this deal goes through because together with Mannesmann's various European cellular stakes it will give the combined group firm control of the largest European cellular footprint.

Recycling technology

Vodafone Airtouch was the first service provider in the United Kingdom to launch a recycling program for mobile phone batteries. The recovered cadmium is used to produce new batteries and the nickel is used in the stainless steel industry. This led to Vodafone's part in a consortium of mobile phone related companies that are recycling the entire phone. These recycling projects are very important because many mobile subscribers are switching from analog technology to digital technology. This recycling effort by service providers and mobile phone manufacturers is a great way to diminish the environmental impact of old phones. According to some estimates, in Australia (one of the countries implementing such a program), more than 2 million phones could be changed over to digital and 6 million batteries could be recycled. Vodafone Airtouch is also part of the "Take Back" program in the United Kingdom that is also trying to recycle old mobile phones. The U.K. mobile phone market is even larger than Australia's market with over 14 million phones in use. Recycling this number of phones would have a very positive environmental impact.

Outlook

We expect the pace of improvement in global economic activity to moderate over coming quarters, especially in the U.S. Monetary policy adjustments over the last two quarters have resulted in interest rates increasing 75 basis points in the U.S. and 50 basis points in Europe. This increase is expected to rein in growth to more modest levels, thus ensuring that inflation remains subdued. This scenario suggests a favorable environment for stock markets, especially if bond yields have indeed peaked.

You have heard us discuss the importance of stock selection many times, and we believe that it remains key to long-term outperformance. However, the best returns can be expected when we are correct in both our top-down country allocation and bottom-up stock selection ideas. At this juncture, we expect bond yields to be at or near to peak levels in Europe, and would expect to find fertile grounds for stock-picking both in the U.K. and the euro-bloc. Restructuring within Europe continues and we expect these companies to offer the highest probability of sustained earnings growth. We also expect consolidation within Europe to gain momentum, particularly within sectors feeling the pressure of

MMA Praxis Mutual Funds
more competitive regional and global markets. While we continue to expect strong relative returns from the telecommunications and technology sectors, we believe the market will broaden to encompass other sectors with improving returns on capital, such as select media, consumer products, and growth cyclicals.

In Japan, we expect stock selection to be critical. Japan is just beginning the process of restructuring necessary to revitalize its economy and address the challenges of global markets. We expect continued momentum behind restructuring efforts as more companies tackle their uncompetitive cost structures and take advantage of deregulation. If restructuring is serious and sustainable in Japan, we should expect more corporate activity in the next phase, both among Japanese companies and with foreign companies. We continue to favor the financial sector: restructuring and consolidation are in very early stages and have the potential to significantly transform returns.

We believe the emerging markets should also prove to be fertile grounds for stock-picking over the next 12 to 18 months. Emerging markets' risk premiums have stabilized and earnings visibility has significantly improved. Although most markets have rebounded sharply from 1998 lows, we believe that many stocks are at interesting valuations and have the potential for sustained outperformance.

Martina Oechsle
Oechsle International Advisors, LLC
MMA Praxis International Equity Fund Sub-advisor

MMA Praxis Mutual Funds

                              [CHART APPEARS HERE]
                              International Fund
                        Value of a $10,000 Investment

                 CDSC          NO CDSC         MSCI EAFE
  4/1/97        10,000         10,000            10,000
 6/30/97        11,501         11,501            11,298
12/31/97        10,640         10,640            10,340
 6/30/98        13,184         13,184            11,987
12/31/98        13,191         13,191            12,426
 6/30/99        14,061         14,061            12,919
12/31/99        18,432         18,732            15,753

                      Average Annual Total Return
                               12/31/99

                                       1 Year                              Since Inception
                                       ------                             -----------------
      Class A (no load)                  --                                (5/12/99) 35.09%
      Class A*                           --                                (5/12/99) 28.02%
      Class B (no load)                42.00%                               (4/1/97) 25.63%
      Class B**                        38.00%                               (4/1/97) 24.90%

      *Reflects 5.25% Sales Charge
     **Reflects Applicable Contingent Deferred Sales Charge (Maximum
      4.00%)

     Past performance is not indicative of future results. The investment return and principal value will fluctuate so that investors' shares, when redeemed, may be worth more or less than the original cost. CDSC reflects a deduction of a declining CDSC starting at 4.00 percent for the years illustrated.

     The MSCI EAFE Index is an unmanaged index, generally representative of international stocks. This index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. The total return set forth reflects a waiver of a portion of the fund's advisory or administrative fees. In such instances, and without waiver of fees, the total return would have been lower.

     International investing involves increased risk and volatility.

     The performance of Class A could be greater or less than Class B based on the differences between sales loads and expenses.

MMA Praxis Mutual Funds

MMA Praxis Stewardship Investing Update

The final year of the 20th century presented numerous opportunities in our faith-based efforts to balance financial productivity and social responsibility. We continue to live out our stewardship investing commitments and prepare for future socially responsible investing (SRI) efforts in the complex and relentlessly global markets.

Pursuing the positive. In 1999, MMA Praxis continued to emphasize our investment in companies that embody positive values. With increasing regularity, we are being asked by corporate executives, "We know what types of companies you don't want, but what are the values and characteristics you do want to invest in?" Our faith challenges us to take a positive view and approach to our world. We recognize the need to move beyond the SRI industry's traditional "negative screens" and are pursuing our positive view of screening in a variety of ways.

We continued efforts to invest in companies/1/ that reflected the positive social values inherent in a stewardship investing approach to decision-making. These included holdings in the MMA Praxis Intermediate Income Fund such as Enron, whose progressive emphasis on natural gas, solar, and wind power offers significant environmental benefits over coal, oil, or nuclear power. We have also invested in Federal Express, the world's #1 express transport company, whose strong community relations programs, no-layoff policies, and charitable alliances made it one of the top companies for social management in 1999.

In the MMA Praxis Growth Fund, Newell Rubbermaid exemplifies our desire to include companies who consistently pursue recycling and reduction techniques within their production processes. This company also has a global supplier/subcontractor code of conduct to address such issues as child labor, bonded labor, working conditions, and worker safety. It also performs routine audits of supplier facilities to ensure its code is being met.

Our "pursuit of positives" was also evident in the MMA Praxis International Fund where companies like Fujitsu and Vodafone Airtouch represent progressive approaches to global environmental sustainability. Dutch KPN embodies a commitment to innovative employee relations and benefits that seeks to invest in a productive, energetic, and committed work force.

MMA Praxis took a significant step forward in efforts to reorient itself more fully around a positive approach to investing. In early November, we hosted "Anabaptism and Business Today", a one and one-half day conference that helped deepen our appreciation for how we, as active shareholders, could be involved in living out our holistic, socially-aware faith values. The gathering was part of a larger process of revising our ethical investment guidelines to reflect a deeper and more positively focused approach to company evaluation. We hope for this process to be complete by the end of 2000.

Efforts in corporate advocacy. One of our shareholder advocacy efforts in 1999 surrounded the devastating international environmental issues of the Three Gorges Dam development in China. Domestically, we engaged in vocal support of community investing through our assistance to the White House as they prepared for President Clinton's first New Markets Tour in July. We also provided encouragement to congressional and corporate leaders in supporting the Community Reinvestment Act up for renewal on Capitol Hill.

1999 was an exciting and busy year for MMA Praxis, and the year 2000 promises to be none the quieter. We believe strongly in balancing the financial and social consequences of investing your dollars, and promise to keep you informed on our journey's progress.

Mark A. Regier
SRI Research and Advocacy Coordinator

---------
/1/The Fund's portfolio composition is subject to change.

MMA Praxis Mutual Funds

Frequently asked questions about MMA Praxis Mutual Funds
Q. I have read that while 90 percent of all Americans donate to charities, only 7 percent donate securities. I also read somewhere that there are specific benefits in gifting appreciated stock and mutual funds. Can you provide more details on this gifting strategy?

A. Indeed, by donating stock or mutual fund assets, investors not only avoid the 20 percent capital gains tax on the sale of appreciated securities, but also get a charitable deduction of up to 30 percent of their adjusted gross income. The financial advantages of gifting appreciated securities as opposed to straight cash gifts are quite compelling. The chart below highlights these benefits.

   If this gifting approach appeals to you, The Mennonite Foundation in Goshen, Ind. (1-800-348-7468) offers a charitable gift fund that provides a flexible way for you to support the charities of your choice. Here's how it works. Say you want to give 200 shares of your MMA Praxis Mutual Fund. A transfer of ownership form is completed naming, Mennonite Foundation as new owner of the shares.

   The shares are subsequently sold and converted to cash and placed in your charitable gift account. The money is then available for distribution to charities you recommend (non-binding advice). The dollars can be distributed next month, next year, or anytime in the near or distant future. It is like having a charitable checking account!

   More and more people are discovering the advantages of gifting appreciated securities. Call the phone number above for more complete information.

Q. I have noticed that the amount of tax I have to pay on my MMA Praxis Mutual Fund account varies from year to year. Can you explain why this happens and how mutual fund distributions are taxed?

A. Fortunately, you don't need an accounting or law degree to understand the basics of taxes in mutual funds. A mutual fund is not taxed on the income or profits it earns on its investments as long as it passes those earnings on to its shareholders. The shareholders, in turn, pay any taxes due.

   The two types of distributions that mutual funds make are income and capital gain distributions. Income distributions represent all interest and dividend income earned on securities held by the fund and is calculated after subtracting the fund's operating expenses. Capital gain distributions represent the profit a fund makes when it sells stocks and bonds. When a fund makes a profit on the sales of a fund holding, a capital gain is realized and passed on to shareholders.

   Generally, all mutual fund income and capital gain distributions are taxable. This is the case even when the distribution is reinvested to repurchase more shares. Distributions, which occur in IRAs or other retirement accounts are tax deferred. As with all tax-related questions, it is best to speak with a tax professional about your specific situation.

                                              28% bracket        36% bracket
                                           ------------------ ------------------
                                           Donating Sell Then Donating Sell Then
                                           directly  donate   directly  donate
                                           -------- --------- -------- ---------
   Total proceeds to charity.............. $25,000   $20,500  $25,000   $20,500
   Long-term capital gains (20% rate)..... $     0   $ 4,500  $     0   $ 4,500
   Income tax deduction................... $ 7,000   $ 5,740  $ 9,000   $ 7,380
   Total tax savings...................... $ 7,000   $ 1,240  $ 9,000   $ 2,880

                               Table of Contents

                       Report of Independent Accountants
                                    Page 18

                      Statements of Assets and Liabilities
                                    Page 19

                            Statements of Operations
                                    Page 20

                      Statements of Changes in Net Assets
                                    Page 21

                       Schedules of Portfolio Investments
                                    Page 23

                         Notes to Financial Statements
                                    Page 32

                              Financial Highlights
                                    Page 38

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Trustees of
 MMA Praxis Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MMA Praxis Intermediate Income Fund, MMA Praxis Growth Fund and MMA Praxis International Fund (three funds constituting MMA Praxis Mutual Funds, hereafter referred to as the "Funds") at December 31, 1999 and the results each of their operations for the year then ended, the changes in each of their net assets for the two years then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                               PricewaterhouseCoopers LLP

Columbus, Ohio
February 21, 2000

MMA PRAXIS MUTUAL FUNDS

                      Statements of Assets and Liabilities
                               December 31, 1999

                                                              Intermediate
                                                                 Income        Growth     International
                                                                  Fund          Fund          Fund
                                                              ------------  ------------  -------------
ASSETS:
Investments, at value (Cost $52,026,259, $160,815,663 and
 $40,022,863, respectively)................................   $49,820,666   $168,325,041   $59,454,989
Cash.......................................................       165,619        298,915            --
Foreign currency at value (cost $69,891)...................            --             --        69,650
Interest and dividends receivable..........................       820,786        197,772        33,602
Receivable for capital shares issued.......................        11,000          7,000        36,515
Tax reclaim receivable.....................................            --             --        45,627
Deferred organizational costs..............................            --             --         9,196
Prepaid expenses and other assets..........................         9,074         17,606         4,563
                                                              -----------   ------------   -----------
   Total Assets............................................    50,827,145    168,846,334    59,654,142
                                                              -----------   ------------   -----------
LIABILITIES:
Cash overdraft.............................................            --             --       864,419
Accrued expenses and other payables:
 Investment advisory fees..................................            --         49,520        24,544
 Administration fees.......................................           839          2,768           982
 Distribution fees.........................................        19,587        101,042        23,730
 Shareholder servicing fees................................           567         13,616           545
 Other.....................................................        25,479         75,473        15,509
                                                              -----------   ------------   -----------
   Total Liabilities.......................................        46,472        242,419       929,729
                                                              -----------   ------------   -----------
NET ASSETS:
Capital stock, at par value................................        53,703        112,806        32,263
Additional paid-in-capital.................................    53,039,639    156,496,619    38,623,024
Accumulated undistributed (distributions in excess of) net
 investment income/(loss)..................................         6,762           (102)     (584,919)
Accumulated undistributed net realized gains (losses) from
 investments and foreign currency transactions.............      (113,838)     4,485,214     1,223,351
Net unrealized appreciation (depreciation) from investments
 and translation of assets and liabilities in foreign
 currencies................................................    (2,205,593)     7,509,378    19,430,694
                                                              -----------   ------------   -----------
   Total Net Assets........................................   $50,780,673   $168,603,915   $58,724,413
                                                              ===========   ============   ===========
Net Assets
 Class A...................................................   $17,669,587   $ 10,317,595   $24,215,348
 Class B...................................................    33,111,086    158,286,320    34,509,065
                                                              -----------   ------------   -----------
   Total...................................................   $50,780,673   $168,603,915   $58,724,413
                                                              ===========   ============   ===========
Shares of beneficial units outstanding
 (unlimited number of shares authorized with $.01 par value)
 Class A...................................................     1,868,781        686,940     1,331,593
 Class B...................................................     3,501,536     10,593,704     1,894,754
                                                              -----------   ------------   -----------
   Total...................................................     5,370,317     11,280,644     3,226,347
                                                              ===========   ============   ===========
Net asset value
 Class A--redemption price per share.......................   $      9.46   $      15.02   $     18.19
                                                              ===========   ============   ===========
 Class B--offering price per share*........................   $      9.46   $      14.94   $     18.21
                                                              ===========   ============   ===========
Maximum Sales Charge--Class A..............................          3.75%          5.25%         5.25%
                                                              ===========   ============   ===========
Maximum Offering Price (100%-Maximum Sales Charge) of net
 asset value adjusted to nearest cent) per share--Class A..   $      9.83   $      15.85   $     19.20
                                                              ===========   ============   ===========

---------
* Redemption price per share (Class B) varies by length of time shares are held. (See note #4)
                       See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS

                            Statements of Operations
                      For the year ended December 31, 1999

                                          Intermediate    Growth     International
                                          Income Fund      Fund          Fund
                                          ------------  -----------  -------------
INVESTMENT INCOME:
Interest................................  $ 3,131,529   $   235,777   $    90,270
Dividends...............................           --     1,877,159       676,629
Foreign tax withholding.................           --            --       (73,686)
                                          -----------   -----------   -----------
  Total Income..........................    3,131,529     2,112,936       693,213
                                          -----------   -----------   -----------
EXPENSES:
Investment advisory fees................      239,374     1,161,307       376,494
Administration fees.....................       71,798       229,375        62,606
Distribution fees--Class A..............       22,325        12,194        25,187
Distribution fees--Class B..............      291,755     1,140,274       237,696
Shareholder servicing fees--Class A.....       22,325        12,194        25,187
Shareholder servicing fees--Class B.....       97,252       380,091        79,232
Custodian and accounting fees...........       47,399        59,418       108,299
Organization costs......................           --            --         3,516
Trustees' fees and expenses.............        5,800        20,143         4,910
Transfer agent fees.....................      113,123       442,318       125,541
Other expenses..........................       79,539       210,922        74,569
                                          -----------   -----------   -----------
  Total expenses before reimbursements
   from investment advisors and
   voluntary fee reductions.............      990,690     3,668,236     1,123,237
  Expenses voluntarily reduced..........     (457,196)     (942,678)     (343,126)
  Expenses paid by third parties........       (5,003)       (5,473)           --
                                          -----------   -----------   -----------
  Total Expenses........................      528,491     2,720,085       780,111
                                          -----------   -----------   -----------
Net Investment Income...................    2,603,038      (607,149)      (86,898)
                                          -----------   -----------   -----------
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
investment transactions.................     (113,260)   23,539,529     3,455,179
Net realized gains (losses) from foreign
currency transactions...................           --            --        12,338
Net change in unrealized
 appreciation/(depreciation)
 from investments and translation of
 assets and liabilities
 in foreign currencies..................   (3,345,091)   (5,736,667)   13,653,238
                                          -----------   -----------   -----------
Net realized and unrealized
gains/(losses) on investments...........   (3,458,351)   17,802,862    17,120,755
                                          -----------   -----------   -----------
Net increase/(decrease) in net assets
resulting from operations...............  $  (855,313)  $17,195,713   $17,033,857
                                          ===========   ===========   ===========

                       See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS

                      Statements of Changes in Net Assets

                            Intermediate Income              Growth                   International
                                   Fund                       Fund                        Fund
                         -------------------------- --------------------------  --------------------------
                         Year  Ended    Year Ended   Year Ended    Year Ended    Year Ended    Year Ended
                         December 31,  December 31, December 31,  December 31,  December 31,  December 31,
                             1999          1998         1999          1998          1999          1998
                         ------------  ------------ ------------  ------------  ------------  ------------
From Investment
Activities:
Operations:
 Net investment income
 (loss)................. $ 2,603,038    $2,026,329  $  (607,149)  $   (24,866)  $   (86,898)   $  (78,602)
 Net realized gains
  (losses) from invest-
  ment transactions.....    (113,260)      363,895   23,539,529    11,456,000     3,455,179    (1,122,800)
 Net realized gains
  (losses) from foreign
  currencytransactions..          --            --           --            --        12,338        33,141
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments and
  translation of assets
  and liabilities in
  foreign currencies....  (3,345,091)      243,295   (5,736,667)   (5,004,409)   13,653,238     5,880,223
                         -----------    ----------  -----------   -----------   -----------    ----------
Change in net assets
 resulting from
 operations.............    (855,313)    2,633,519   17,195,713     6,426,725    17,033,857     4,711,962
                         -----------    ----------  -----------   -----------   -----------    ----------
Distributions to
Shareholders:
Class A
 From net investment
 income.................    (604,477)           --           --            --            --            --
 In excess of net
 investment income......          --            --           --            --      (141,157)           --
 From net realized gains
  from investment trans-
  actions...............     (10,070)           --   (1,313,170)           --      (382,467)           --
                         -----------    ----------  -----------   -----------   -----------    ----------
Change in Class A net
 assets from
 distributions to
 shareholders...........    (614,547)           --   (1,313,170)           --      (523,624)           --
                         -----------    ----------  -----------   -----------   -----------    ----------
Class B
 From net investment
 income.................  (1,991,531)   (2,026,329)          --            --            --            --
 In excess of net
  investment income.....          --          (871)          --        (5,594)      (49,910)     (229,547)
 From net realized gains
  from investment trans-
  actions...............     (18,695)      (50,583) (20,072,304)  (10,523,193)     (492,504)           --
 In excess of net
  realized gains from
  investment
  transactions .........          --            --           --            --            --       (18,574)
                         -----------    ----------  -----------   -----------   -----------    ----------
Change in Class B net
 assets from
 distributions to
 shareholders...........  (2,010,226)   (2,077,783) (20,072,304)  (10,528,787)     (542,414)     (248,121)
                         -----------    ----------  -----------   -----------   -----------    ----------
Capital Transactions:
Class A
 Proceeds from shares
 issued.................  18,247,252            --   11,101,874            --    21,350,035            --
 Dividends reinvested...      79,282            --      743,404            --       330,956            --
 Cost of shares
 redeemed...............    (166,478)           --     (107,225)           --    (3,225,953)           --
                         -----------    ----------  -----------   -----------   -----------    ----------
Change in net assets
 from
 capital transactions...  18,160,056            --   11,738,053            --    18,455,038            --
                         -----------    ----------  -----------   -----------   -----------    ----------

                                   Continued

MMA PRAXIS MUTUAL FUNDS

                            Intermediate Income               Growth                   International
                                   Fund                        Fund                        Fund
                         --------------------------  --------------------------  --------------------------
                         Year  Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                         December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
                             1999          1998          1999          1998          1999          1998
                         ------------  ------------  ------------  ------------  ------------  ------------
Class B
 Proceeds from shares
 issued................. $ 13,176,744  $ 9,897,569   $ 26,241,426  $ 37,346,093  $ 18,567,201  $10,642,995
 Dividends reinvested...    1,543,571    1,065,580     19,795,898    10,073,822       616,769      100,821
 Cost of shares
 redeemed...............  (21,007,247)  (2,470,626)   (21,957,827)  (10,651,224)  (26,045,407)  (1,290,098)
                         ------------  -----------   ------------  ------------  ------------  -----------
Change in net assets
 from capital
 transactions...........   (6,286,932)   8,492,523     24,079,497    36,768,691    (6,861,437)   9,453,718
                         ------------  -----------   ------------  ------------  ------------  -----------
Change in net assets....    8,393,038    9,048,259     31,627,789    32,666,629    27,561,420   13,917,559
                         ------------  -----------   ------------  ------------  ------------  -----------
Net Assets:
 Beginning of period....   42,387,635   33,339,376    136,976,126   104,309,497    31,162,993   17,245,434
                         ------------  -----------   ------------  ------------  ------------  -----------
 End of period.......... $ 50,780,673  $42,387,635   $168,603,915  $136,976,126  $ 58,724,413  $31,162,993
                         ============  ===========   ============  ============  ============  ===========
Share Transactions:
Class A
 Issued.................    1,877,777           --        642,764            --     1,503,829           --
 Reinvested.............        8,230           --         50,657            --        20,127           --
 Redeemed...............      (17,226)          --         (6,481)           --      (192,363)          --
                         ------------  -----------   ------------  ------------  ------------  -----------
Change in shares........    1,868,781           --        686,940            --     1,331,593           --
                         ============  ===========   ============  ============  ============  ===========
Class B
 Issued.................    1,335,490      976,210      1,597,846     2,319,601     1,289,972      860,904
 Reinvested.............      157,387      105,231      1,351,042       687,391        39,141        8,374
 Redeemed...............   (2,159,027)    (243,888)    (1,312,227)     (687,305)   (1,822,269)    (105,160)
                         ------------  -----------   ------------  ------------  ------------  -----------
Change in shares........     (666,150)     837,553      1,636,661     2,319,687      (493,156)     764,118
                         ============  ===========   ============  ============  ============  ===========

                       See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS
Intermediate Income Fund

                       Schedule of Portfolio Investments
                               December 31, 1999

 Principal                                                            Market
   Amount                                                              Value
 ---------- -----------------------------------------------------   -----------
 Asset Backed Securities (1.5%)
 $  250,000 American Express Master Trust, Series 1994-3, Class
             A, 7.85%, 8/15/05...................................   $   256,880
    500,000 Discover Card Master Trust, Series 1999-2, Class A,
             5.90%, 10/15/04.....................................       489,490
                                                                    -----------
  Total Asset Backed Securities (Cost $747,079)                         746,370
                                                                    -----------
 Collateralized Mortgage Obligations (4.4%)
    500,000 Federal Home Loan Mortgage Corp., Series T-11, Class
             A4, 6.50%, 3/25/11..................................       475,819
    351,000 Federal National Mortgage Assoc., Series 1996-M6,
             Class G, 7.75%, 9/17/23, ACES.......................       352,974
    550,000 Federal National Mortgage Assoc., Series 1997-M4,
             Class C, 7.30%, 8/17/18, ACES.......................       561,000
    337,732 Small Business Investment Companies, Series 1995-
             P10C, Class 1, 6.00%, 9/25/18.......................       336,044
    500,000 Vendee Mortgage Trust, Series 1993-2, Class I, 6.75%,
             3/15/06.............................................       494,555
                                                                    -----------
  Total Collateralized Mortgage Obligations (Cost $2,220,575)         2,220,392
                                                                    -----------
 Corporate Bonds (58.2%)
 Banks (0.7%)
    350,000 NationsBank Corp., 7.00%, 9/15/01 (b)................       350,000
                                                                    -----------
 Broadcasting/Cable (1.5%)
    500,000 CSC Holdings Inc., 8.13%, 7/15/09....................       498,750
    250,000 TCI Communications Inc., 8.65%, 9/15/04..............       263,750
                                                                    -----------
                                                                        762,500
                                                                    -----------
 Brokerage Services (2.4%)
    750,000 Goldman Sachs Group, 6.65%, 5/15/09..................       697,500
    500,000 Morgan Stanley, Dean Witter, Discover & Co., 9.38%,
             6/15/01.............................................       516,250
                                                                    -----------
                                                                      1,213,750
                                                                    -----------
 Chemicals--General (0.9%)
    500,000 Witco Corp., 6.60%, 4/1/03...........................       480,000
                                                                    -----------
 Data Processing & Reproduction (1.8%)
  1,000,000 First Data Corp., 5.80%, 12/15/08....................       890,000
                                                                    -----------
 Entertainment (0.9%)
    500,000 Harman International Ind., 7.32%, 7/1/07.............       468,125
                                                                    -----------

 Principal                                                            Market
   Amount                                                              Value
 ---------- -----------------------------------------------------   -----------
 Corporate Bonds, continued:
 Financial Services (5.5%)
 $1,000,000 Comdisco Inc., 6.00%, 1/30/02........................   $   967,500
    500,000 Crown Cork & Seal Financial PLC, 7.00%, 12/15/06.....       471,875
    500,000 Equifax, Inc., 6.90%, 7/1/28.........................       438,125
    137,500 Export Funding Trust, Series 1994-A, Class A, 7.89%,
             2/15/05.............................................       140,851
    250,000 Golden West Financial Corp., 10.25%, 12/1/00.........       256,875
    500,000 Osprey Trust, 8.31%, 1/15/03 (b).....................       495,000
                                                                    -----------
                                                                      2,770,226
                                                                    -----------
 Food Distributors & Wholesalers (1.0%)
    250,000 Secured Finance, Inc.--Kroger, 9.05%, 12/15/04.......       260,938
    260,000 SUPERVALU, Inc., 7.80%, 11/15/02.....................       263,575
                                                                    -----------
                                                                        524,513
                                                                    -----------
 Food Products (1.8%)
    500,000 Dean Foods Co., 6.90%, 10/15/17......................       456,250
    500,000 Sara Lee Corp., 5.75%, 9/3/03........................       476,875
                                                                    -----------
                                                                        933,125
                                                                    -----------
 Forest Products--Lumber & Paper (3.1%)
    212,000 Westvaco Corp., 10.25%, 7/1/18, Callable 3/6/00 @
             104.61..............................................       222,070
    500,000 Westvaco Corp., 7.75%, 2/15/23, Callable 2/15/03 @
             103.62..............................................       465,000
  1,000,000 Weyerhaeuser Co., 6.95%, 8/1/17......................       908,750
                                                                    -----------
                                                                      1,595,820
                                                                    -----------
 Heavy Machinery (0.5%)
    250,000 John Deere Capital Corp., 8.63%, 8/1/19, Callable
             8/1/04 @100.........................................       256,875
                                                                    -----------
 Industrial Goods & Services (8.2%)
  1,000,000 American Greetings, 6.10%, 8/1/28....................       895,000
    500,000 Boston Scientific Corp., 6.63%, 3/15/05..............       461,250
  1,020,000 CSR America, Inc., 6.875%, 7/21/05...................       968,999
    500,000 Masco Corp., 6.13%, 9/15/03..........................       484,375
  1,000,000 Masco Corp., 7.13%, 8/15/13..........................       951,250
    500,000 Service Corp. International, 6.30%, 3/15/03..........       428,750
                                                                    -----------
                                                                      4,189,624
                                                                    -----------

                                   Continued

MMA PRAXIS MUTUAL FUNDS
Intermediate Income Fund

                  Schedule of Portfolio Investments, Continued
                               December 31, 1999

 Principal                                                            Market
   Amount                                                              Value
 ---------- -----------------------------------------------------   -----------
 Corporate Bonds, continued:
 Insurance (3.2%)
 $  250,000 Allstate Corp., 6.75%, 6/15/03 (b)...................   $   245,625
    500,000 Chubb Corp., 6.15%, 8/15/05..........................       472,500
    500,000 Harleysville Group, Inc., 6.75%, 11/15/03............       490,000
    400,000 Protective Life Corp., 7.95%, 7/1/04.................       405,000
                                                                    -----------
                                                                      1,613,125
                                                                    -----------
 Medical Equipment & Supplies (0.9%)
    500,000 Hillenbrand Industries, 7.00%, 2/15/24...............       451,250
                                                                    -----------
 Metals--Fabrication (0.9%)
    500,000 Worthington Industries, Inc., 7.13%, 5/15/06.........       477,500
                                                                    -----------
 Oil & Gas Exploration, Production & Services (0.5%)
    250,000 Louisiana Land & Exploration Co., 8.25%, 6/15/02.....       253,125
                                                                    -----------
 Oil & Gas Transmission (4.4%)
    500,000 El Paso Energy Corp., 6.75%, 5/15/09.................       465,000
    100,000 Questar Pipeline Co., 9.88%, 6/1/20, Callable 6/1/00
             @ 104.67............................................       105,625
    500,000 Sonat Inc., 7.63%, 7/15/11...........................       481,875
    715,000 Sonat, Inc., 6.88%, 6/1/05...........................       699,806
    500,000 Tennessee Gas Pipeline Co., 7.50%, 4/1/17............       471,875
                                                                    -----------
                                                                      2,224,181
                                                                    -----------
 Paper Products (1.0%)
    500,000 Westvaco Corp., 6.85%, 11/15/04......................       486,875
                                                                    -----------
 Printing & Publishing (1.7%)
    500,000 R.R. Donnelley & Sons Co., 6.625%, 4/15/29...........       425,625
    500,000 Valassis Communications, 6.63%, 1/15/09..............       448,750
                                                                    -----------
                                                                        874,375
                                                                    -----------
 Railroads (0.5%)
    250,000 Conrail, Inc., 9.75%, 6/1/00.........................       253,438
                                                                    -----------
 Retail--Department Stores (3.0%)
    300,000 Dayton Hudson Co., 8.50%, 12/1/22, Callable 12/1/02 @
             103.75..............................................       308,625
    500,000 Federated Department Stores, 8.50%, 6/15/03..........       515,000

 Principal                                                            Market
   Amount                                                              Value
 ---------- -----------------------------------------------------   -----------
 Corporate Bonds, continued:
 Retail--Department Stores, continued:
 $  250,000 Kohl's Corp., 6.70%, 2/1/06..........................   $   238,125
    500,000 Kohl's Corp., 7.25%, 6/1/29..........................       453,125
                                                                    -----------
                                                                      1,514,875
                                                                    -----------
 Software & Computer Services (1.0%)
    500,000 Sun Microsystems Inc., 7.00%, 8/15/02................       498,125
                                                                    -----------
 Textile Manufacturing (1.0%)
    500,000 VF Corp., 7.60%, 4/1/04, Callable 4/1/01 @ 100.......       506,250
                                                                    -----------
 Transportation Services (5.7%)
    700,000 Federal Express, 9.88%, 4/1/02.......................       735,874
    400,000 Federal Express, 10.13%, 7/15/03.....................       430,500
    250,000 GATX Corp., 8.63%, 12/1/04...........................       262,188
    500,000 Golden State Petroleum, 8.04%, 2/1/19................       437,500
    500,000 Union Tank Car Co., 6.00%, 3/15/02...................       487,500
    600,000 Union Tank Car Co., 7.13%, 2/1/07....................       586,500
                                                                    -----------
                                                                      2,940,062
                                                                    -----------
 Utilities--Natural Gas (1.0%)
    500,000 Michigan Consolidated Gas Co., 8.25%, 5/1/14.........       516,250
                                                                    -----------
 Utilities--Electric (2.8%)
    500,000 Cincinnati Gas & Electric, 6.35%, 6/15/03............       482,500
    300,000 Puget Sound Energy, 6.46%, 3/9/09....................       274,875
    750,000 Texas New Mexico Power, 6.25%, 1/15/09...............       639,375
                                                                    -----------
                                                                      1,396,750
                                                                    -----------
 Utilities--Telecommunications (2.3%)
    500,000 Ameritech Capital Funding Corp., 6.13%, 10/15/01.....       493,750
    250,000 Ameritech Capital Funding Corp., 5.95%, 1/15/38,
             Putable 1/15/05
             @ 100...............................................       235,938
    500,000 Frontier Corp., 6.00%, 10/15/03......................       447,500
                                                                    -----------
                                                                      1,177,188
                                                                    -----------
  Total Corporate Bonds (Cost $31,232,186)                           29,617,927
                                                                    -----------
 Medium Term Notes (2.0%)
 Financial Services (0.5%)
    250,000 Capital Holding Corp., Series B, 9.27%, 5/7/01.......       257,187
                                                                    -----------

                                   Continued

MMA PRAXIS MUTUAL FUNDS
Intermediate Income Fund

                 Schedule of Portfolio Investments, Continued
                               December 31, 1999

 Principal                                                             Market
   Amount                                                               Value
 ---------- ------------------------------------------------------   -----------
 Medium Term Notes, continued:
 Food Products (0.5%)
 $  250,000 International Multifoods Corp.,
             Series A, 6.71%, 10/5/00.............................   $   249,063
                                                                     -----------
 Utilities--Natural Gas (0.5%)
    250,000 UGI Utilities, Inc., Series B, 7.17%, 6/15/07.........       245,000
                                                                     -----------
 Utilities--Electric (0.5%)
    250,000 Kentucky Power Co., 6.65%, 5/1/03.....................       245,625
                                                                     -----------
  Total Medium Term Notes (Cost $1,007,193)                              996,875
                                                                     -----------
 U.S. Government Agencies (32.0%)
 Fannie Mae (15.1%)
    500,000 6.45%, 4/23/01........................................       500,000
  1,000,000 5.68%, 10/2/01........................................     1,000,509
    484,538 6.47%, 12/1/01........................................       479,198
    500,000 6.41%, 2/6/02.........................................       498,520
    450,000 7.38%, 9/1/06.........................................       451,097
    982,301 6.24%, 4/1/08.........................................       920,066
    486,593 7.45%, 10/1/11........................................       489,294
    368,209 6.50%, 3/1/18.........................................       350,660
    841,254 6.50%, 5/1/18.........................................       797,762
    669,268 6.50%, 6/1/18.........................................       634,091
    800,000 5.63%, 4/17/28........................................       651,840
  1,000,000 6.25%, 5/15/29........................................       892,500
                                                                     -----------
                                                                       7,665,537
                                                                     -----------
 Federal Home Loan Bank (3.7%)
    650,000 5.74%*, 1/12/00.......................................       649,285
    500,000 5.63%, 9/5/01.........................................       492,950
    250,000 6.25%, 8/13/04........................................       244,063
    500,000 6.375%, 8/15/06.......................................       483,620
                                                                     -----------
                                                                       1,869,918
                                                                     -----------

 Principal                                                             Market
   Amount                                                               Value
 ---------- ------------------------------------------------------   -----------
 U.S. Government Agencies, continued:
 Freddie Mac (5.4%)
 $  250,000 6.25%, 10/15/02.......................................   $   247,650
    303,579 7.00%, 11/1/07........................................       301,703
  1,450,000 5.75%, 3/15/09........................................     1,324,938
    572,779 6.00%, 1/1/14.........................................       545,589
    340,746 6.50%, 11/1/15........................................       325,480
                                                                     -----------
                                                                       2,745,360
                                                                     -----------
 Ginnie Mae (5.7%)
    440,283 6.875%, 9/15/08.......................................       434,453
    291,590 7.50%, 2/15/23........................................       288,718
    484,576 6.00%, 12/20/27.......................................       491,540
    429,805 7.00%, 2/20/29........................................       413,752
    498,471 7.50%, 10/20/29.......................................       490,696
    299,802 7.75%, 11/15/29.......................................       299,613
    497,903 6.50%, 5/15/34........................................       467,406
                                                                     -----------
                                                                       2,886,178
                                                                     -----------
 Small Business Administration (0.2%)
     85,859 6.25%, 9/25/18, Pool #502410..........................        85,859
                                                                     -----------
 Student Loan Mortgage Association (1.9%)
 1,000,000  1997-3, Class A2, 0.00%, 10/25/10.....................       986,250
                                                                     -----------
  Total U.S. Government Agencies (Cost $16,819,226)                   16,239,102
                                                                     -----------
  Total Investments
   (Cost $52,026,259)(a)--98.1%                                       49,820,666
  Other assets in excess of liabilities--1.9%                            960,007
                                                                     -----------
  Total Net Assets--100.0%                                           $50,780,673
                                                                     ===========

---------
Percentages indicated are based on net assets of $50,780,673.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $24,678. Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

   Unrealized
   appreciation........ $    57,295
   Unrealized
   depreciation........  (2,287,566)
                        -----------
   Net unrealized
   depreciation........ $(2,230,271)
                        ===========

(b) 144a security which is restricted as to resale to institutional investors.
(*)  Effective yield at purchase.

ACES--Automatic Common Exchange Securities
PLC--Public Liability Co.
                      See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS
Growth Fund

                       Schedule of Portfolio Investments
                               December 31, 1999

 Shares or
 Principal                                                             Market
   Amount                                                              Value
 ---------- -----------------------------------------------------   ------------
 Common Stocks (95.2%)
 Automotive Parts (1.9%)
    210,000 Wabash National Corp.................................   $  3,150,000
                                                                    ------------
 Banks (5.1%)
     45,000 BankAmerica Corp.....................................      2,258,437
     63,000 Bank One Corp........................................      2,019,938
     52,000 KeyCorp..............................................      1,150,500
     80,000 Wells Fargo Co.......................................      3,234,999
                                                                    ------------
                                                                       8,663,874
                                                                    ------------
 Beverages (1.5%)
     73,000 PepsiCo, Inc.........................................      2,573,250
                                                                    ------------
 Building Materials (1.4%)
     54,000 Fastenal Co..........................................      2,426,625
                                                                    ------------
 Chemicals--General (2.0%)
     32,000 Air Products & Chemicals, Inc........................      1,074,000
     75,000 Sigma-Aldrich Corp...................................      2,254,688
                                                                    ------------
                                                                       3,328,688
                                                                    ------------
 Computers & Peripherals (7.7%)
     38,000 Cisco Systems, Inc. (b)..............................      4,070,749
     71,000 Compaq Computer Corp.................................      1,921,438
     35,000 Hewlett-Packard Co...................................      3,987,812
     21,000 Intel Corp...........................................      1,728,563
     16,000 Sun Microsystems, Inc. (b)...........................      1,239,000
                                                                    ------------
                                                                      12,947,562
                                                                    ------------
 Consumer Goods & Services (1.0%)
     15,000 Procter & Gamble Co..................................      1,643,438
                                                                    ------------
 Cosmetics & Toiletries (3.1%)
     55,000 Gillette Co..........................................      2,265,313
     45,000 Kimberly Clark Corp..................................      2,936,250
                                                                    ------------
                                                                       5,201,563
                                                                    ------------
 Electronic & Electrical--General (6.3%)
     18,000 Altera Corp. (b).....................................        892,125
     25,000 Emerson Electric Co..................................      1,434,375
     12,000 JDS Uniphase Corp. (b)...............................      1,935,750
     40,000 Texas Instruments, Inc...............................      3,874,999
     80,000 Thomas & Betts Corp..................................      2,550,000
                                                                    ------------
                                                                      10,687,249
                                                                    ------------
 Environmental Control (1.0%)
     62,900 Ionics, Inc. (b).....................................      1,769,063
                                                                    ------------

 Shares or
 Principal                                                             Market
   Amount                                                              Value
 ---------- -----------------------------------------------------   ------------
 Common Stocks, continued
 Financial Services (4.5%)
     64,000 Fannie Mae...........................................   $  3,996,000
     78,000 Freddie Mac..........................................      3,670,875
                                                                    ------------
                                                                       7,666,875
                                                                    ------------
 Food Distributors & Wholesalers (1.7%)
     90,000 Albertsons, Inc......................................      2,902,500
                                                                    ------------
 Food Products (1.1%)
     86,000 Sara Lee Corp........................................      1,897,375
                                                                    ------------
 Forest Products--Lumber & Paper (2.0%)
     73,000 Willamette Industries, Inc...........................      3,389,938
                                                                    ------------
 Home Decoration Products (0.9%)
     51,000 Newell Rubbermaid, Inc...............................      1,479,000
                                                                    ------------
 Industrial Goods & Services (1.3%)
     87,000 Masco Corp...........................................      2,207,625
                                                                    ------------
 Insurance (3.1%)
    142,000 Allstate.............................................      3,408,000
     33,000 Chubb Corp...........................................      1,858,313
                                                                    ------------
                                                                       5,266,313
                                                                    ------------
 Medical Supplies (5.7%)
     56,500 Biomet, Inc..........................................      2,260,000
    150,000 Boston Scientific Corp. (b)..........................      3,281,249
     25,000 Johnson & Johnson, Inc...............................      2,328,125
     57,000 St. Jude Medical, Inc. (b)...........................      1,749,188
                                                                    ------------
                                                                       9,618,562
                                                                    ------------
 Newspapers (1.1%)
     21,900 Gannett Co., Inc.....................................      1,786,219
                                                                    ------------
 Office Equipment & Service (4.6%)
     92,000 Pitney Bowes, Inc....................................      4,444,750
    147,000 Xerox Corp...........................................      3,335,063
                                                                    ------------
                                                                       7,779,813
                                                                    ------------
 Oil & Gas Exploration, Production & Services (5.1%)
     57,000 Anadarko Petroleum Corp..............................      1,945,125
    200,000 R&B Falcon Corp. (b).................................      2,650,000
     80,000 The Williams Cos., Inc...............................      2,445,000
     45,000 Transocean Sedeo Forex, Inc..........................      1,515,938
                                                                    ------------
                                                                       8,556,063
                                                                    ------------
 Oil & Gas Transmission (0.8%)
     36,200 El Paso Energy Corp..................................      1,405,013
                                                                    ------------

                                   Continued

MMA PRAXIS MUTUAL FUNDS
Growth Fund

                  Schedule of Portfolio Investments, Continued
                               December 31, 1999

 Shares or
 Principal                                                             Market
   Amount                                                              Value
 ---------- -----------------------------------------------------   ------------
 Common Stocks, continued
 Oil--Integrated Companies (2.3%)
     25,000 Atlantic Richfield Co................................   $  2,162,500
     30,000 BP Amoco PLC ADR.....................................      1,779,375
                                                                    ------------
                                                                       3,941,875
                                                                    ------------
 Oilfield Services & Equipment (1.5%)
    145,000 Petroleum Geo-Services, Sponsored ADR (b)............      2,582,813
                                                                    ------------
 Pharmaceuticals (5.2%)
     80,000 ALZA Corp. (b).......................................      2,769,999
     20,000 Bristol-Myers Squibb Co..............................      1,283,750
     34,000 Eli Lilly & Co.......................................      2,261,000
     36,000 Merck & Co., Inc.....................................      2,414,250
                                                                    ------------
                                                                       8,728,999
                                                                    ------------
 Precision Instruments & Related (0.2%)
      8,600 Dionex Corp. (b).....................................        354,213
                                                                    ------------
 Printing & Publishing (2.2%)
     64,000 Electronics for Imaging, Inc. (b)....................      3,720,000
                                                                    ------------
 Retail (2.4%)
     56,250 Dollar General Corp..................................      1,279,688
     47,000 Lowe's Cos., Inc.....................................      2,808,250
                                                                    ------------
                                                                       4,087,938
                                                                    ------------

 Shares or
 Principal                                                             Market
   Amount                                                              Value
 ---------- -----------------------------------------------------   ------------
 Common Stocks, continued
 Software & Computer Services (4.3%)
     36,000 First Data Corp......................................   $  1,775,250
     32,000 Microsoft Corp. (b)..................................      3,735,999
     75,000 Newbridge Networks Corp. (b).........................      1,692,188
                                                                    ------------
                                                                       7,203,437
                                                                    ------------
 Technology (0.6%)
      8,000 Applied Materials, Inc. (b)..........................      1,013,500
                                                                    ------------
 Telecommunications (5.9%)
     57,000 AT&T Corp............................................      2,892,750
     70,500 MCI Worldcom, Inc. (b)...............................      3,740,905
     65,000 SBC Communications, Inc..............................      3,168,750
                                                                    ------------
                                                                       9,802,405
                                                                    ------------
 Telecommunications--Services & Equipment (7.7%)
    120,000 Broadwing Inc. (b)...................................      4,424,999
     55,000 Lucent Technologies, Inc.............................      4,114,688
     23,000 Scientific-Atlanta, Inc..............................      1,279,375
     48,000 Tellabs, Inc. (b)....................................      3,081,000
                                                                    ------------
                                                                      12,900,062
                                                                    ------------
  Total Common Stocks (Cost $152,948,029)                            160,681,850
                                                                    ------------
 Preferred Stocks (0.3%)
 Automotive Parts (0.3%)
     27,500 Dura Automotive Systems, 7.50%, 3/31/28 (b)..........        457,188
                                                                    ------------
  Total Preferred Stocks (Cost $687,500)                                 457,188
                                                                    ------------

                                   Continued

MMA PRAXIS MUTUAL FUNDS
Growth Fund

                 Schedule of Portfolio Investments, Continued
                               December 31, 1999

 Shares or
 Principal                                                             Market
   Amount                                                              Value
 ---------- -----------------------------------------------------   ------------
 U.S. Government Agencies (4.3%)
 Federal Home Loan Bank (0.8%)
 $1,300,000 5.74%*, 1/12/00......................................   $  1,298,570
                                                                    ------------
 Freddie Mac (3.5%)
  5,900,000 5.67%*, 1/20/00......................................      5,887,433
                                                                    ------------
  Total U.S. Government Agencies (Cost $7,180,134)                     7,186,003
                                                                    ------------
  Total Investments (Cost $160,815,663 (a)--99.8%                    168,325,041
  Other assets in excess of liabilities--0.2%                            278,874
                                                                    ------------
  Total Net Assets--100.0%                                          $168,603,915
                                                                    ============

-------
Percentages indicated are based on net assets of $168,603,915.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $26,120. Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

   Unrealized
   appreciation....... $ 22,972,829
   Unrealized
   depreciation.......  (15,489,571)
                       ------------
   Net unrealized
   appreciation....... $  7,483,258
                       ============

(b)  Represents non-income producing securities.

(*)  Effective yield at purchase

ADR--American Depository Receipt
                      See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS
International Fund

                       Schedule of Portfolio Investments
                               December 31, 1999

                                                                       Market
 Shares                                                                 Value
 ------- ---------------------------------------------------------   -----------
 Common Stocks (101.2%)
 Australia (0.9%)
 Banks (0.9%)
  76,682 Australia & New Zealand Banking Group....................   $   555,925
                                                                     -----------
 Brazil (1.5%)
 Telecommunications (1.5%)
  31,670 Embratel Participacoes SA (b)............................       863,008
                                                                     -----------
 Canada (2.7%)
 Telecommunications (2.7%)
  17,400 BCE, Inc.................................................     1,574,669
                                                                     -----------
 France (9.9%)
 Automotive Parts (1.2%)
   9,091 Valeo SA.................................................       701,837
                                                                     -----------
 Chemical--Specialty (1.1%)
  28,338 Rhodia SA................................................       640,897
                                                                     -----------
 Food Products (2.1%)
   6,780 Carrefour SA.............................................     1,251,163
                                                                     -----------
 Medical--Drugs (2.4%)
  24,449 Aventis S.A..............................................     1,421,759
                                                                     -----------
 Utilities--Water (3.1%)
  19,740 Vivendi..................................................     1,783,584
                                                                     -----------
                                                                       5,799,240
                                                                     -----------
 Germany (10.3%)
 Automotive (1.7%)
  32,104 Bayerische Motoren Werke AG..............................       980,387
                                                                     -----------
 Chemicals--General (0.0%)
   1,259 Celanese AG (b)..........................................        22,972
                                                                     -----------
 Electronic & Electrical--General (2.2%)
  10,370 Siemens AG...............................................     1,320,013
                                                                     -----------
 Machinery & Engineering (4.3%)
  10,282 Mannesmann AG............................................     2,481,870
                                                                     -----------
 Software & Computer Services (2.1%)
   2,061 SAP AG...................................................     1,242,153
                                                                     -----------
                                                                       6,047,395
                                                                     -----------
 Greece (1.0%)
 Telecommunications (1.0%)
  25,750 Hellenic Telecommunication Organization SA...............       613,845
                                                                     -----------

                                                                       Market
 Shares                                                                 Value
 ------- ---------------------------------------------------------   -----------
 Common Stocks, continued
 Hong Kong (1.6%)
 Real Estate (1.6%)
  65,000 Hutchison Whampoa Ltd....................................   $   944,774
                                                                     -----------
 Italy (8.2%)
 Banks (3.4%)
 302,851 Banca Nazionale de Lavoro (b)............................     1,010,306
  15,298 Banca Popolare De Bergamo................................       353,999
 124,179 Credito Italiano SpA.....................................       610,751
                                                                     -----------
                                                                       1,975,056
                                                                     -----------
 Radio & Television (3.1%)
 117,661 Mediaset SpA.............................................     1,830,947
                                                                     -----------
 Telecommunications (1.7%)
  91,440 Telecom Italia Mobile SpA................................     1,022,030
                                                                     -----------
                                                                       4,828,033
                                                                     -----------
 Japan (28.0%)
 Banks (0.7%)
  33,000 Sanwa Bank Ltd...........................................       400,811
                                                                     -----------
 Computers & Peripherals (2.2%)
  28,000 Fujitsu Ltd..............................................     1,274,966
                                                                     -----------
 Data Processing & Reproduction (1.1%)
  23,000 Kao Corporation..........................................       655,120
                                                                     -----------
 Drugs (1.3%)
  15,000 Takeda Chemical Industries...............................       740,180
                                                                     -----------
 Electronic & Electrical--General (6.5%)
   8,000 Murata Manufacturing Co. Ltd.............................     1,876,099
   4,900 Rohm Co. Ltd.............................................     2,010,943
                                                                     -----------
                                                                       3,887,042
                                                                     -----------
 Financial Services (5.8%)
 103,000 Fuji Bank................................................       999,404
  53,000 Nikko Securities Co., Ltd................................       669,621
 144,000 Sakura Bank Ltd..........................................       832,988
   1,120 Shohkoh Fund & Co. Ltd...................................       442,681
   3,500 Takefuji Corp............................................       437,415
                                                                     -----------
                                                                       3,382,109
                                                                     -----------
 Office Equipment (1.6%)
  23,000 Canon, Inc...............................................       912,449
                                                                     -----------

                                   Continued

MMA PRAXIS MUTUAL FUNDS
International Fund

                  Schedule of Portfolio Investments, Continued
                               December 31, 1999

                                      Market
 Shares                                Value
 ------- ------------------------   -----------
 Common Stocks, continued
 Japan, continued
 Pharmaceuticals (1.4%)
  17,000 Taisho Pharmaceutical
          Co., Ltd...............   $   498,339
   9,000 Yamanouchi
          Pharmaceuticals Co.,
          Ltd....................       313,953
                                    -----------
                                        812,292
                                    -----------
 Telecommunications (5.7%)
      87 NTT Mobile
          Communications Network,
          Inc....................     3,340,922
                                    -----------
 Utilities--Telecommunications (1.7%)
      60 Nippon Telegraph &
          Telephone Corp.........     1,025,992
                                    -----------
                                     16,431,883
                                    -----------
 Netherlands (13.3%)
 Banks (1.6%)
  15,290 ING Groep NV............       923,677
                                    -----------
 Computers & Peripherals (1.1%)
   5,943 Equant (b)..............       675,034
                                    -----------
 Publishing (3.1%)
  34,675 Verenigde Nederlandse
          Uitgeversbedrijven
          Vererigd Bezit.........     1,823,545
                                    -----------
 Retail (0.9%)
  19,116 Vendex NV...............       508,624
                                    -----------
 Telecommunications (0.8%)
   7,394 KPNQwest NV (b).........       492,580
                                    -----------
 Utilities--Telecommunications (5.8%)
  34,406 Koninklijke KPN NV......     3,360,114
                                    -----------
                                      7,783,574
                                    -----------
 New Zealand (1.2%)
 Telecommunications (1.2%)
 151,740 Telecom Corporation of
          New Zealand Ltd........       711,850
                                    -----------
 South Korea (1.4%)
 Telecommunications (1.4%)
  11,390 Korea Telecom Corp. (b).       851,403
                                    -----------

                                                                       Market
 Shares                                                                 Value
 ------- ---------------------------------------------------------   -----------
 Common Stocks, continued
 Spain (2.8%)
 Banks (0.9%)
   8,466 Banco Popular Espanol SA.................................   $   552,477
                                                                     -----------
 Telecommunications (1.9%)
  43,365 Telefonica SA (b)........................................     1,083,894
                                                                     -----------
                                                                       1,636,371
                                                                     -----------
 Sweden (1.1%)
 Retail--Specialty Stores (1.1%)
  19,008 Hennes & Mauritz AB, Class B.............................       637,657
                                                                     -----------
 Switzerland (2.9%)
 Chemical--Specialty (1.3%)
   1,602 Clariant AG..............................................       763,480
                                                                     -----------
 Pharmaceuticals (1.6%)
     621 Novartis AG..............................................       911,652
                                                                     -----------
                                                                       1,675,132
                                                                     -----------
 United Kingdom (13.2%)
 Chemicals--General (1.0%)
  56,080 Imperial Chemical Industries PLC.........................       593,718
                                                                     -----------
 Food Distributors, Supermarkets & Wholesalers (0.4%)
 159,200 Somerfield PLC...........................................       226,269
                                                                     -----------
 Health & Personal Care (3.8%)
  24,714 AstraZeneca Group PLC....................................     1,025,031
 155,006 Reed International PLC...................................     1,155,365
                                                                     -----------
                                                                       2,180,396
                                                                     -----------
 Pharmaceuticals (2.1%)
  43,893 Glaxo Wellcome PLC.......................................     1,243,438
                                                                     -----------
 Retail (1.7%)
 211,090 Marks & Spencer PLC......................................     1,005,747
                                                                     -----------
 Telecommunications (0.9%)
 102,340 Telewest Communications PLC (b)..........................       545,868
                                                                     -----------
 Transportation (1.1%)
  39,629 Railtrack Group PLC......................................       665,650
                                                                     -----------
 Utilities--Telecommunications (2.2%)
 267,692 Vodafone Group PLC.......................................     1,319,746
                                                                     -----------
                                                                       7,780,832
                                                                     -----------

                                   Continued

MMA PRAXIS MUTUAL FUNDS
International Fund

                 Schedule of Portfolio Investments, Continued
                               December 31, 1999

                                                                      Market
 Shares                                                                Value
 ------- --------------------------------------------------------   -----------
 Common Stocks, continued
 United States (1.2%)
 Pharmaceuticals (0.5%)
   4,530 Gedeon Richter GDR (c)..................................   $   296,032
                                                                    -----------
 Telecommunications (0.7%)
  11,032 SK Telecom Co. Ltd......................................       423,366
                                                                    -----------
                                                                        719,398
                                                                    -----------
  Total Common Stocks                                                59,454,989
                                                                    -----------
  Total Investments
   (Cost $40,022,863)(a)--101.2%                                     59,454,989
  Liabilities in excess of other assets--(1.2)%                        (730,576)
                                                                    -----------
  Total Net Assets--100.0%                                          $58,724,413
                                                                    ===========

-------
Percentages indicated are based on net assets of $58,724,413.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $220,232 and by the amount of market to market adjustments for passive foreign investment companies of $464,136. Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

   Unrealized
   appreciation......... $20,776,522
   Unrealized
   depreciation.........  (2,028,764)
                         -----------
   Net unrealized
   appreciation......... $18,747,758
                         ===========

(b)  Represents non-income producing securities.

(c) 144a security which is restricted as to resale to institutional investors.

AG--Aktiengesellschaft (West German Stock Co.)
GDR--Global Depository Receipt
NV--Naamloze Vennootschaap (Dutch Corp.)
PLC--Public Liability Co.
SA--Societa Anonyme (French Corp.)
SpA--Societa per Azioni (Italian Corp.)
                      See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS

                         Notes to Financial Statements
                               December 31, 1999
1. Organization:

 The MMA Praxis Mutual Funds (the "Company") is an open-end management investment company established as a Delaware business trust under a Declaration of Trust dated September 27, 1993, as amended and restated December 1, 1993, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company currently consists of the Intermediate Income Fund, the Growth Fund, and the International Fund (individually a "Fund", collectively "the Funds"). The Intermediate Income Fund and the Growth Fund commenced operations January 4, 1994 and the International Fund commenced operations April 1, 1997. The Funds offer Class A shares and Class B shares. Prior to May 3, 1999, the Funds were offered in one class only. On May 3, 1999, the existing shares were designated as Class B shares and the Funds commenced offering Class A shares.

 The primary investment objective of the Intermediate Income Fund is to seek current income with capital appreciation as a secondary objective. The primary investment objective of the Growth Fund is to seek capital appreciation with current income as a secondary objective. The primary investment objective of the International Fund is capital appreciation, with current income as a secondary objective. Under normal market conditions, this Fund will invest at least 65% of the value of its total assets in equity securities of foreign companies.

2. Significant Accounting Policies:

 The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  Securities Valuation:

  Securities are valued at market values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and market values of investments are reflected as either unrealized appreciation or depreciation. The Funds use various independent pricing services to value most of their investments. If market quotations are not available, the securities will be valued by a method which the Board of Trustees believes accurately reflects fair value.

  Securities Transactions and Related Income:

  Security transactions are accounted for on the trade date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date.


                                   Continued

MMA PRAXIS MUTUAL FUNDS

                               December 31, 1999
  Foreign Currency Translation:

  The market value of investment securities, other assets and liabilities of the International Fund denominated in foreign currencies are translated into U.S. dollars at the current exchange rate at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized/unrealized gain
  (loss) from investments.

  Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities including investments in securities at fiscal year end, resulting from changes in the exchange rate.

  Forward Foreign Currency Contracts:

  The International Fund may enter into forward foreign currency exchange contracts for the purchase or sale of specific foreign currencies at a fixed price on a future date. Risks may arise upon entering these contracts for the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The International Fund will enter into forward contracts as a hedge against specific transactions or portfolio positions to protect against adverse currency movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date, at which time the International Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  Dividends and Distributions:

  Dividends from net investment income are declared and paid monthly for the Intermediate Income Fund. Dividends from net investment income are declared and paid twice a year for the Growth Fund and the International Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually.

  The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment

                                   Continued

MMA PRAXIS MUTUAL FUNDS

                               December 31, 1999
  income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

  As of December 31, 1999, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to additional paid-in-capital:

                               Accumulated       Accumulated Undistributed Net
                            Undistributed Net Realized Gain (Loss) on Investments
                            Investment Income  and Foreign Currency Transactions
                            ----------------- -----------------------------------
   Intermediate Income
   Fund....................     $    580                   $    (580)
   Growth Fund.............      607,378                    (607,378)
   International Fund......       31,610                     (31,610)

  Federal Income Taxes:

  It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the International Fund will file for claims on foreign taxes withheld.

  Organization Costs:

  Costs incurred by the Funds in connection with their organization and registration of shares have been deferred and are amortized using the straight-line method over a period of five years from the commencement of the public offering of shares of the Funds. In the event that any of the initial shares of the Funds are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by any unamortized organizational expenses of the Company in the same proportion as the number of said shares of the Fund being redeemed bears to the number of initial shares of that Fund that are outstanding at time of redemption.

  Other:

  Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Company are prorated to the Funds on the basis of relative net assets.

  Each Fund maintains a cash balance with its custodian and receives a reduction of their custody fees and expenses for the amounts of interest earned on such uninvested cash balance. For financial reporting purposes for the year ended December 31, 1999, custodian fees and expenses paid by third parties were $5,003 and $5,473 for the Intermediate Income Fund and the Growth Fund, respectively. There was no effect on net investment income. The Funds could have invested such cash amounts in an income producing asset if they had not agreed to a reduction of fees or expenses under the expense offset arrangement with their custodian.


                                   Continued

MMA PRAXIS MUTUAL FUNDS

                               December 31, 1999
3. Purchases and Sales of Securities:

 Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1999 were as follows:

                                                        Purchases      Sales
                                                       ------------ ------------
  Intermediate Income Fund............................ $ 28,741,684 $ 17,223,964
  Growth Fund.........................................  126,748,454  116,681,714
  International Fund..................................   35,996,419   23,254,900

4. Related Party Transactions:

 Menno Insurance Service, Inc. d/b/a MMA Capital Management, (the "Adviser") (a separate corporate entity controlled by Mennonite Mutual Aid, Inc.), provides investment advisory services to the Company. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows; 0.50% for the Intermediate Income Fund, 0.74% for the Growth Fund and 0.90% for the International Fund. Oechsle International Advisors, LLC, serves as the sub-adviser to the International Fund.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of The BISYS Group, Inc. BISYS serves the Company as administrator. Under the terms of the administration agreement, BISYS receives fees that are computed daily at an annual rate of 0.15% of each Fund's average net assets, with an annual minimum of $50,000 per Fund until a Fund's net assets reach $50 million. Upon reaching $50 million the fee will be calculated at an annual rate of 0.10% of the funds daily net assets.

 BISYS serves as the Funds' distributor. The Company has adopted a Distribution Services Plan for Class A Shares (the "Class A Plan") and a Distribution Services Plan for Class B Shares (the "Class B Plan"), each pursuant to Rule 12b-1 under the 1940 Act. Under the Class A Plan, each Fund pays BISYS, as the Fund's distributor, an aggregate fee not to exceed on an annual basis 0.50% of the average daily net assets of such Fund's Class A Shares for distribution related activities. The aggregate fee includes not more than 0.75% of the average daily net assets of the Fund's Class A Shares to be used for general distribution purposes and up to 0.25% of the average daily net assets of the Fund's Class A Shares to be used as a service fee. Under the Class B Plan, each Fund pays BISYS an aggregate fee not to exceed on an annual basis 1.00% of the average daily net assets of such Fund's Class B Shares for distribution related activities. The aggregate fee includes not more than 0.25% of the average daily net assets of the Fund's Class B Shares to be used for general distribution purposes and up to 0.75% of the average daily net assets of the Fund's Class B Shares to be used as a service fee. General distribution purposes include commission payments to broker-dealers, advertising, sales literature and other forms of marketing activities, functions and expenses. Payments under each of the Class A Plan and the Class B Plan may include payments to financial institutions and broker-dealers, including the Adviser, BISYS, and any of their affiliates or subsidiaries.

 BISYS Fund Services Ohio, Inc. serves the Fund's as transfer agent and fund accountant. For transfer agent services, BISYS Fund Services Ohio, Inc. is entitled to receive fees based upon the number of shareholders with a specified minimum per fund. For fund accounting services, BISYS Fund Services Ohio, Inc. is entitled to receive fees based on a percentage of the average daily net assets of each Fund. In addition, BISYS Fund Services Ohio, Inc. is

                                   Continued

MMA PRAXIS MUTUAL FUNDS

                               December 31, 1999
 reimbursed for certain out-of-pocket expenses incurred in providing such transfer agency and fund accounting services.

 Class A shares of the Funds are subject to an initial sales charge imposed at the time of purchase in accordance with the Funds' prospectus. Class B shares are subject to a Contigent Deferred Sales Charge (CDSC) on redemptions of Class B shares made within five years of purchase. The applicable CDSC is equal to a percentage of the lesser of the net asset value per share ("NAV") at the date of the original purchase or at the date of redemption. The CDSC on Class B shares will not be imposed on increases above the NAV at the time of purchase or shares purchased through the reinvestment of dividends from net investment income or capital gains. For the year ended December 31, 1999, the Distributor received approximately $97,699 from commissions earned on sales of Class A shares and on redemption of Class B shares of the Funds, all of which the Distributor reallowed to dealers of the Funds' shares.

 Certain officers of the Company are affiliated with BISYS and/or the Adviser. Such officers are not paid any fees directly by the Funds for serving as officers of the Company.

 Fees may be voluntarily reduced or reimbursed to assist the Funds in maintaining competitive expense ratios. Information regarding these transactions are as follows for the year ended December 31, 1999:

                                             Intermediate
                                                Income     Growth  International
                                                 Fund       Fund       Fund
                                             ------------ -------- -------------
  Investment advisory fee waivers...........   $165,125   $513,188   $120,023
  Administration fee waivers................         --      6,025         --
  Distribution plan fee waivers.............    180,281    153,335    125,022
  Shareholder service fee waivers...........    111,790    270,130     98,081
                                               --------   --------   --------
  Total.....................................   $457,196   $942,678   $343,126
                                               ========   ========   ========

5. Federal Income Tax Information (Unaudited):

  Capital Loss Carryforward:

  At December 31, 1999 the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations:

                                                                 Amount  Expires
                                                                 ------- -------
   Intermediate Income Fund..................................... $73,936  2007

  Long Term Capital Gains Distributions:

  During the fiscal year ended December 31, 1999 the Funds declared long term capital gain distributions as follows:

                                                                      Long Term
                                                                         20%
                                                                      ----------
   Intermediate Income Fund.......................................... $   28,765
   Growth Fund.......................................................  5,325,165
   International Fund................................................    874,971


                                   Continued

MMA PRAXIS MUTUAL FUNDS

                               December 31, 1999
  Dividend Received Deduction:

  For corporate shareholders the following percentage of the total ordinary income distributions paid during the fiscal year ended December 31, 1999 qualify for the corporate dividends received deduction for the following funds:

                                                                      Percentage
                                                                      ----------
   Growth Fund.......................................................   15.75%

  Post October Loss Deferral:

  Capital (and foreign currency) losses incurred after October 31, within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred and will elect to defer such capital losses (and foreign currency losses):

                                                   Post-October      Foreign
                                                  Capital Losses Currency Losses
                                                  -------------- ---------------
   Intermediate Income Fund......................    $15,223              --
   International Fund............................         --        $109,206

MMA PRAXIS MUTUAL FUNDS

                             Financial Highlights
For a share of beneficial units outstanding

                                                              Intermediate
                                                              Income Fund--
                                                             Class A Shares
                                                          ---------------------
                                                             May 12, 1999 to
                                                          December 31, 1999 (a)
                                                          ---------------------
Net Asset Value, Beginning of Period.....................        $  9.88
                                                                 -------
Investment Activities
 Net investment income (loss)............................           0.33
 Net realized and unrealized gains (losses) from
  investment transactions................................          (0.37)
                                                                 -------
Total from Investment Activities.........................          (0.04)
                                                                 -------
Distributions
 Net investment income...................................          (0.37)
 Net realized gains......................................          (0.01)
                                                                 -------
Total Distributions......................................          (0.38)
                                                                 -------
Net Asset Value, End of Period...........................        $  9.46
                                                                 =======
Total Return (excludes sales charge).....................          (0.45)%(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000).........................        $17,670
 Ratio of expenses to average net assets.................           0.85%(c)
 Ratio of net investment income to average net assets....           5.81%(c)
 Ratio of expenses to average net assets*................           1.66%(c)
 Ratio of net investment income to average net assets*...           5.01%(c)
 Portfolio Turnover (d)..................................          37.78%

-------
* During the period, certain expenses were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                      See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS

                             Financial Highlights
For a share of beneficial units outstanding

                                     Intermediate Income Fund--Class B Shares
                         --------------------------------------------------------------------
                             Year          Year          Year          Year          Year
                            Ended         Ended         Ended         Ended         Ended
                         December 31,  December 31,  December 31,  December 31,  December 31,
                             1999          1998          1997          1996          1995
                         ------------  ------------  ------------  ------------  ------------
Net Asset Value,
 Beginning of Period....   $ 10.17       $ 10.01       $  9.84       $ 10.17       $  9.14
                           -------       -------       -------       -------       -------
Investment Activities
 Net investment income
  (loss)................      0.54          0.54          0.55          0.54          0.53
 Net realized and
  unrealized gains
  (losses) from
  investment
  transactions..........     (0.73)         0.17          0.17         (0.33)         1.03
                           -------       -------       -------       -------       -------
Total from Investment
Activities..............     (0.19)         0.71          0.72          0.21          1.56
                           -------       -------       -------       -------       -------
Distributions
 Net investment income..     (0.51)        (0.54)        (0.55)        (0.54)        (0.53)
 Net realized gains.....     (0.01)        (0.01)           --            --            --
                           -------       -------       -------       -------       -------
Total Distributions.....     (0.52)        (0.55)        (0.55)        (0.54)        (0.53)
                           -------       -------       -------       -------       -------
Net Asset Value, End of
Period..................   $  9.46       $ 10.17       $ 10.01       $  9.84       $ 10.17
                           =======       =======       =======       =======       =======
Total Return (excludes
 redemption charge).....     (1.90)%        7.29%         7.60%         2.22%        17.47%
Ratios/Supplementary
Data:
 Net Assets, End of
  Period (000)..........   $33,111       $42,388       $33,339       $27,568       $23,470
 Ratio of expenses to
  average net assets....      1.16%         1.10%         1.10%         1.10%         1.10%
 Ratio of net investment
  income to average
  net assets............      5.35%         5.37%         5.65%         5.50%         5.49%
 Ratio of expenses to
  average net assets*...      2.17%**       2.37%**       2.62%**       2.52%**       2.64%
 Ratio of net investment
  income to average
  net assets*...........      4.36%         4.10%         4.15%         4.15%         3.95%
 Portfolio Turnover (a).     37.78%        33.89%        60.05%        30.25%        31.57%

-------
* During the period, certain expenses were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

** During the years ended December 31, 1999, 1998, 1997 and 1996 the
   Intermediate Income Fund received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees. If such credits had not occurred, the expense ratio would have been as indicated. The ratio of net investment income was not affected.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
                      See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS

                             Financial Highlights
For a share of beneficial units outstanding

                                                              Growth Fund--
                                                             Class A Shares
                                                          ---------------------
                                                             May 12, 1999 to
                                                          December 31, 1999 (a)
                                                          ---------------------
Net Asset Value, Beginning of Period.....................        $ 17.39
                                                                 -------
Investment Activities
 Net investment income (loss)............................           0.01
 Net realized and unrealized gains (losses) from
  investment transactions................................          (0.24)
                                                                 -------
Total from Investment Activities.........................          (0.23)
                                                                 -------
Distributions
 Net investment income...................................             --
 Net realized gains......................................          (2.14)
                                                                 -------
Total Distributions......................................          (2.14)
                                                                 -------
Net Asset Value, End of Period...........................        $ 15.02
                                                                 =======
Total Return (excludes sales charge).....................          (0.91)%(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000).........................        $10,318
 Ratio of expenses to average net assets.................           1.20%(c)
 Ratio of net investment income to average net assets....           0.20%(c)
 Ratio of expenses to average net assets*................           1.82%(c)
 Ratio of net investment income to average net assets*...          (0.42)%(c)
 Portfolio Turnover (d)..................................          77.18%

-------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
                      See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS

                             Financial Highlights
For a share of beneficial units outstanding

                                            Growth Fund--Class B Shares
                          --------------------------------------------------------------------
                              Year          Year          Year          Year          Year
                             Ended         Ended         Ended         Ended         Ended
                          December 31,  December 31,  December 31,  December 31,  December 31,
                              1999          1998          1997          1996          1995
                          ------------  ------------  ------------  ------------  ------------
Net Asset Value,
Beginning of Period......   $  15.29      $  15.72      $  13.57      $ 12.07       $  9.74
                            --------      --------      --------      -------       -------
Investment Activities
 Net investment income
  (loss).................      (0.06)           --          0.04         0.07          0.10
 Net realized and
  unrealized
  gains (losses) from
  investment transactions.      1.85          0.84          3.86         1.85          3.12
                            --------      --------      --------      -------       -------
Total from Investment
 Activities..............       1.79          0.84          3.90         1.92          3.22
                            --------      --------      --------      -------       -------
Distributions
 Net investment income...         --            --         (0.04)       (0.07)        (0.10)
 Net realized gains......      (2.14)        (1.27)        (1.71)       (0.35)        (0.79)
                            --------      --------      --------      -------       -------
Total Distributions......      (2.14)        (1.27)        (1.75)       (0.42)        (0.89)
                            --------      --------      --------      -------       -------
Net Asset Value, End of
 Period..................   $  14.94      $  15.29      $  15.72      $ 13.57       $ 12.07
                            ========      ========      ========      =======       =======
Total Return (excludes
 redemption charge)......      12.16%         5.96%        29.15%       15.87%        33.32%
Ratios/Supplementary
 Data:
 Net Assets, End of
  Period (000)...........   $158,286      $136,976      $104,309      $58,907       $30,906
 Ratio of expenses to
  average net assets.....       1.75%         1.69%         1.72%        1.74%         1.75%
 Ratio of net investment
  income to average
  net assets.............      (0.41)%       (0.02)%        0.22%        0.61%         0.90%
 Ratio of expenses to
  average net assets*....       2.35%**       2.53%**       2.66%**      2.55%**       2.81%
 Ratio of net investment
  income to average
  net assets*............      (1.01)%       (0.86)%       (0.71)%      (0.17)%       (0.16)%
 Portfolio Turnover (a)..      77.18%        91.32%        53.26%       33.98%        48.91%

-------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

** During the years ended December 31, 1999, 1998, 1997 and 1996 the Growth
   Fund received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees. If such credits had not occurred, the expense ratio would have been as indicated. The ratio of net investment income was not affected.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
                      See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS

                             Financial Highlights
For a share of beneficial units outstanding

                                                          International Fund--
                                                             Class A Shares
                                                          ---------------------
                                                             May 12, 1999 to
                                                          December 31, 1999 (a)
                                                          ---------------------
Net Asset Value, Beginning of Period.....................        $ 13.76
                                                                 -------
Investment Activities
 Net investment income (loss)............................          (0.01)
 Net realized and unrealized gains (losses) on
  investments............................................           4.81
                                                                 -------
Total from Investment Activities.........................           4.80
                                                                 -------
Distributions
 Net investment income...................................          (0.10)
 Net realized gains......................................          (0.27)
                                                                 -------
Total Distributions......................................          (0.37)
                                                                 -------
Net Asset Value, End of Period...........................        $ 18.19
                                                                 =======
Total Return (excludes sales charge).....................          35.09%(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000).........................        $24,215
 Ratio of expenses to average net assets.................           1.45%(c)
 Ratio of net investment income to average net assets....           0.02%(c)
 Ratio of expenses to average net assets*................           2.28%(c)
 Ratio of net investment income to average net assets*...          (0.81)%(c)
 Portfolio Turnover (d)..................................          57.73%

-------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
                      See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS

                             Financial Highlights
For a share of beneficial units outstanding

                                         International Fund--Class B Shares
                                       ---------------------------------------
                                           Year         Year     April 1, 1997
                                          Ended        Ended        through
                                       December 31, December 31, December 31,
                                           1999         1998       1997 (a)
                                       ------------ ------------ -------------
Net Asset Value, Beginning of Period.    $ 13.05      $ 10.62       $ 10.00
                                         -------      -------       -------
Investment Activities
 Net investment income (loss)........      (0.08)       (0.02)        (0.05)
 Net realized and unrealized gains
  (losses) on investments............       5.54         2.56          0.69
                                         -------      -------       -------
Total from Investment Activities.....       5.46         2.54          0.64
                                         -------      -------       -------
Distributions
 Net investment income...............      (0.03)       (0.10)           --
 Net realized gains..................      (0.27)       (0.01)        (0.02)
                                         -------      -------       -------
Total Distributions..................      (0.30)       (0.11)        (0.02)
                                         -------      -------       -------
Net Asset Value, End of Period.......    $ 18.21      $ 13.05       $ 10.62
                                         =======      =======       =======
Total Return.........................      42.00%       23.98%         6.40%(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000).....    $34,509      $31,163       $17,245
 Ratio of expenses to average net
  assets.............................       2.00%        1.99%         2.00%(c)
 Ratio of net investment income to
  average net assets.................      (0.28)%      (0.32)%       (0.93)%(c)
 Ratio of expenses to average net
  assets*............................       2.82%        3.19%         4.29%(c)
 Ratio of net investment income to
  average net assets*................      (1.10)%      (1.52)%       (3.21)%(c)
 Portfolio Turnover (d)..............      57.73%       47.19%        51.46%

-------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
                      See notes to financial statements.

        Investment Adviser
      MMA Capital Management
        Post Office Box 483
       Goshen, Indiana 46527

      Investment Sub-Adviser
     (International Fund only)
  Oechsle International Advisors,
                LLC
      One International Place
    Boston, Massachusetts 02110

   Administrator and Distributor
        BISYS Fund Services
         3435 Stelzer Road
       Columbus, Ohio 43219

           Legal Counsel
      Dechert Price & Rhoads
        1775 Eye Street, NW
       Washington, DC 20006

             Auditors
    PricewaterhouseCoopers LLP
       100 East Broad Street
       Columbus, Ohio 43215

          Transfer Agent
  BISYS Fund Services Ohio, Inc.
         3435 Stelzer Road
       Columbus, Ohio 43219



    Annual Report
    for the year ended December 31, 1999

    MMA Praxis Mutual Funds

    Intermediate Income Fund
    Growth Fund
    International Fund
MMA PRAXIS

    This report is for the
    information of shareholders
    of MMA Praxis Mutual Funds,
    but it may also be used as
    sales literature when
    preceded or accompanied by
    the current prospectus,
    which gives details about
    charges, expenses,
    investment objectives, and
    operating policies of the
    Funds. Read the prospectus
    carefully before investing
    or sending money.

                              2/00
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